                          GEOTEK COMMUNICATIONS, INC.

                                 20 Craig Road
                           Montvale, New Jersey 07645





                                                                   June __, 1995


DEAR STOCKHOLDER:

     You are cordially invited to attend the Annual Meeting of the Stockholders (the "Annual Meeting") of Geotek Communications, Inc. (the "Corporation") to be held on July 31, 1995, at 2:00 p.m., local time, at the Doubletree Hotel, Broad Street at Locust, Philadelphia, Pennsylvania.

     The proposals for the Annual Meeting relate to: (i) the election of eleven directors; (ii) an amendment to the Corporation's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock to 99,000,000 shares of Common Stock; (iii) certain amendments to the Corporation's 1989 Stock Option Plan; and (iv) the ratification of the appointment of Coopers & Lybrand L.L.C. as the Corporation's independent auditors for the 1995 fiscal year.

     We look forward to seeing you at the Annual Meeting. Whether or not you are planning to attend, I urge you to return the enclosed proxy at your earliest convenience if you own shares of Common Stock, Series H Cumulative Convertible Preferred Stock, Series I Cumulative Convertible Preferred Stock, Series K Cumulative Convertible Preferred Stock, Series L Cumulative Convertible Preferred Stock, and Series M Cumulative Convertible Preferred Stock.


                                                 Sincerely,



                                                 Yaron Eitan
                                                 President and
                                                 Chief Executive Officer

                          GEOTEK COMMUNICATIONS, INC.

                                 20 Craig Road
                           Montvale, New Jersey 07645

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 31, 1995

                              --------------------


     NOTICE IS HEREBY GIVEN THAT the Annual Meeting of the Stockholders (the "Annual Meeting") of GEOTEK COMMUNICATIONS, INC. (the "Corporation") will be held on July 31, 1995, at 2:00 p.m., local time, at the Doubletree Hotel, Broad Street at Locust, Philadelphia, Pennsylvania, to consider and act upon the following proposals: (i) the election of eleven directors; (ii) an amendment to the Corporation's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock to 99,000,000 shares of Common Stock; (iii) certain amendments to the Corporation's 1989 Stock Option Plan (the "1989 Option Plan"); and (iv) the ratification of the appointment of Coopers & Lybrand L.L.C. as the Corporation's independent auditors for the 1995 fiscal year, as well as any other business which may properly come before the Annual Meeting.

     Holders of record of the Corporation's Common Stock, par value $.01 per share ("Common Stock"), Series H Cumulative Convertible Preferred Stock, $.01 par value (the "Series H Stock"), Series I Cumulative Preferred Stock, $.01 par value (the "Series I Stock") and Series K Cumulative Preferred Stock, $.01 par value (the "Series K Stock"), Series L Cumulative Preferred Stock, $.01 par value (the "Series L Stock"), Series M Cumulative Preferred Stock, $.01 par value (the "Series M Stock" and collectively with the Series H Stock, the
Series I Stock, the Series K Stock and the Series L Stock the "Preferred Stock") as of the close of business on June 21, 1995 shall be entitled to notice of, to attend, and to vote at the Annual Meeting and any adjournment(s) thereof.

     All stockholders are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, all holders of shares of Common Stock and Preferred Stock are urged to complete and sign the enclosed proxy, and return it promptly to the Corporation. At any time prior to their being voted, proxies are revocable by delivering written notice to the Corporation in accordance with the instructions set forth in the Proxy Statement or by voting at the Annual Meeting in person.


                                                 Andrew D. Siegel



                                                 Secretary


     IT IS IMPORTANT THAT, IF YOU ARE A HOLDER OF SHARES OF COMMON STOCK OR PREFERRED STOCK, YOU RETURN YOUR SIGNED PROXY PROMPTLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF YOU ARE A HOLDER OF SHARES OF COMMON STOCK OR PREFERRED STOCK, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

                                 June __, 1995

                          GEOTEK COMMUNICATIONS, INC.

                                 20 Craig Road
                           Montvale, New Jersey 07645

                              --------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 31, 1995

                              --------------------

                                PROXY STATEMENT
General Information

     This Proxy Statement has been prepared and is being distributed in connection with the solicitation by the Board of Directors of Geotek Communications, Inc. (the "Corporation") of proxies in the enclosed form for use at the Annual Meeting of Stockholders of the Corporation to be held on July 31, 1995, at 2:00 p.m., local time, at the Doubletree Hotel, Broad Street at Locust, Philadelphia, Pennsylvania, and any adjournment(s) thereof. (Such meeting and any adjournment(s) thereof will be hereinafter referred to as the "Annual Meeting".)

Voting and Revocability of Proxies

     Unless authority to vote is withheld or an abstention is rendered with respect to the proposals, all shares represented by properly signed proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR (i) the election of those persons set forth herein as nominees to the Board of Directors; (ii) an amendment to the Corporation's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock to 99,000,000 shares of Common Stock; (iii) the amendments to the Corporation's 1989 Stock Option Plan (the "1989 Option Plan") to increase the number of shares of common stock available for awards thereunder and to provide that all grants thereunder to non-employee directors be made pursuant to a formula; and (iv) the ratification of the appointment of Coopers & Lybrand L.L.C. as the Corporation's independent auditors for the 1995 fiscal year.

     As of the date of this Proxy Statement, the Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than that referred to above. If any other business properly comes before the Annual Meeting, the persons designated in the enclosed proxy will vote on such business in accordance with their best judgment.

     Proxies for use by holders of the Corporation's Common Stock, $.01 par value ("Common Stock"), Series H Cumulative Convertible Preferred Stock, $.01 par value (the "Series H Stock"), Series I Cumulative Convertible Preferred Stock, $.01 par value (the "Series I Stock"), Series K Cumulative Preferred Stock, $.01 par value (the "Series K Stock"), Series L Cumulative Convertible Preferred Stock, $.01 par value (the "Series L Stock") and Series M Cumulative Convertible Preferred Stock, $.01 par value (the "Series M Stock" and collectively with the Series H Stock, the Series I Stock, the Series K Stock and the Series L Stock the "Preferred Stock") accompany this Proxy Statement.

     Any stockholder who executes and returns a proxy may revoke it at any time before it is exercised by delivering to Andrew D. Siegel, Secretary of the Corporation, at the offices of the Corporation at the address set forth above, either an instrument revoking the proxy or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

     This Proxy Statement is being first given or sent to the Corporation's stockholders on or about June __, 1995.

Solicitation of Proxies

     The enclosed proxy is being solicited by the Board of Directors of the Corporation for use in connection with the Annual Meeting. The Corporation has engaged Corporate Investor Communications, Inc. ("CIC") to solicit proxies in connection with the Annual Meeting. The Corporation has agreed to pay CIC a fee of $5,000 and to reimburse CIC for its reasonable out of pocket expenses. Solicitation may also be made by directors, officers, employees and management of the Corporation; however, such persons will not receive any fees for such solicitation. Proxies may be solicited in person or by mail, telephone, telegram, mailgram or other means. Brokers, nominees, fiduciaries and other custodians have been requested to forward such soliciting material to the beneficial owners of shares held of record by such custodians. Such custodians may be reimbursed for their expenses.

Voting Securities and Holders Thereof



     As of the close of business on June 21, 1995, the record date for receiving notice of and/or voting at the Annual Meeting, the Corporation had approximately _________ shares of Common Stock outstanding, 444,445 shares of Series H Stock outstanding and 20 shares of each of the Series I Stock and Series K Stock outstanding, 531,463 shares of the Series L Stock outstanding and 1,162.5 shares of the Series M Stock outstanding. Each share of Common Stock is entitled to one vote, each share of Series H Stock is entitled to ten votes, each share of Series I Stock and Series K Stock is entitled to 42,553 votes, each share of Series L Stock is entitled to one vote and each share of Series M Stock is entitled to 1,052 votes on each matter being submitted to the Corporation's stockholders at the Annual Meeting. As of such date, there were approximately ____ holders of record of Common Stock, one holder of record of the Series H Stock, the Series I Stock, the Series K Stock and the Series L Stock; and eight holders of record of the Series M Stock.

     The total number of votes entitled to be cast at the Annual Meeting is
______.


     Abstentions and broker non-votes are not counted in the calculation of the vote. The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes that all stockholders are entitled to cast on each matter to be acted upon at the Annual Meeting shall constitute a quorum for the purposes of consideration and action on that matter. In the election of directors, stockholders will not have cumulative voting rights and directors will be elected upon receiving the affirmative vote of a plurality of the votes cast by all stockholders entitled to vote thereon. The affirmative vote of a majority of the votes cast by all holders of Common Stock (voting as a separate class) and the affirmative vote of a majority of the votes cast by all holders of Common Stock and Preferred Stock (voting as a single class) is required in order to approve the proposal to amend the Corporation's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock. Each other matter to be voted on shall be authorized upon receiving the affirmative vote of a majority of the votes cast by all stockholders entitled to vote thereon.

                                   PROPOSAL I

                             ELECTION OF DIRECTORS

Information Concerning Nominees

     Each of the persons listed below has agreed to be named as a nominee for director in this Proxy Statement and has consented to serve as a director if elected. It is the intention of the persons named in the accompanying form of proxy to vote for those nominees listed below. The Corporation expects all nominees to be willing and able to serve. The Board of Directors may designate a substitute nominee to replace any bona fide nominee who was nominated and who, for any reason, becomes unavailable for election as a director. If any of the nominees shall become unable to serve, the persons designated in the enclosed proxy will vote for the election of such other person or persons as the Board of Directors may recommend.

     Winston Churchill, the Chairman of the Board of the Corporation, Yaron Eitan, the President and Chief Executive Officer of the Corporation, Evergreen Canada-Israel Investment & Co., Ltd. ("Evergreen"), S-C Rig Investments-III, L.P. ("S-C Rig") and Vanguard Cellular Systems, Inc. ("Vanguard") have agreed to vote their shares to elect a representative of each of Evergreen, S-C Rig and Vanguard, respectively, to the Board of Directors of the Corporation. This obligation shall continue with respect to each of the parties for so long as Vanguard, S-C Rig and Evergreen beneficially own at least 2,500,000, 2,500,000 and 750,000 shares of Common Stock, respectively. In the event that the beneficial ownership of any such party drops below its designated ownership level, then the agreement terminates with respect to such party only and the agreement continues in full force and effect with respect to the remaining parties thereto. Mr. Purnendu Chatterjee is the designated representative of S-C Rig and Mr. Haynes G. Griffin is the designated representative of Vanguard. Evergreen has waived its right to designate a representative to the Corporation's Board of Directors. In addition, the Corporation has agreed, pursuant to an agreement entered into in connection with the Corporation's acquisition of Metro Net Systems, Inc. ("Metro Net"), to use its best efforts to cause the election of Mr. Richard Krants as a director of the Corporation through the 1996 fiscal year. See "Certain Relationships and Related Transactions." The Corporation has also agreed to use its best efforts to have Mr. Eitan elected as a member of the Board of Directors during the term of his employment. See "Management of the Corporation - Employment Agreements and Other Matters."

     Set forth below is certain information with respect to each of the nominees for election to the Corporation's Board of Directors.


                                                                                                    Director
Name                       Age      Position with Corporation/Background                              Since
- ----                       ---      ------------------------------------                            --------
Walter E. Auch             74       Director.  Chairman and Chief Executive                           1989
                                    Officer of the Chicago Board of Options
                                    Exchange, Chicago, IL (securities exchange),
                                    August 1979 to December 1986.  Presently a
                                    Director of Fort Dearborn Funds, Chicago, IL
                                    (investment fund), Smith Barney Trak Fund,
                                    New York, NY (investment fund), Smith Barney
                                    VIP Fund, San Diego, CA (investment fund),
                                    Smith Barney Advisors Fund, New York, NY
                                    (investment fund), Banyan Funds, Chicago, IL
                                    (real estate company), Pinco Advisors, L.P.
                                    Stamford, CT (asset management-company),
                                    Express America Corp., Phoenix, AZ (mortgage company),
                                    Brinson Funds, Chicago, IL (investment funds) and
                                    Nicholas/Applegate, San Diego, CA (investment funds).


                                                                                                    Director
Name                       Age      Position with Corporation/Background                              Since
- ----                       ---      ------------------------------------                            --------

George Calhoun             42       Director.  President of the Corporation's                         1993
                                    Wireless Technologies Division since July 1993.
                                    Director of National Band Three Limited, a
                                    wholly owned subsidiary of the Corporation
                                    ("NB3"), since July 1993.  Mr. Calhoun joined the
                                    Corporation in June 1992 as President, Chief Operating
                                    Officer and a director of PowerSpectrum, Inc., a
                                    wholly owned subsidiary of the Corporation.  Cofounder
                                    of InterDigital Communications Corporation (formerly
                                    International Mobile Machines Corporation ("IMM"),
                                    King of Prussia, Pennsylvania, a corporation engaged
                                    in the development of digital radio technology.
                                    General Manager of the Equipment Division of IMM,
                                    1987-1990 and General Manager of the Intellectual
                                    Property Licensing Division of IMM, 1990 to 1992.

Purnendu Chatterjee        45       Director.  Director and President of S-C Rig Co.,                 1993
                                    New York, NY (general partner of S-C Rig, a
                                    Delaware limited partnership, the sole business
                                    of which is to make investments and the sole
                                    limited partner of which is a charitable trust
                                    created by Mr. George Soros).  President of Chatterjee
                                    Fund Management, L.P., New York, NY (investment manage-
                                    ment) since 1990.  Financial Advisor to Soros Fund
                                    Management, New York, NY, the principal advisor to Quantum
                                    Fund, founded by Mr. George Soros, since 1986.  Presently
                                    a Director of APC Corporation, Hawthorne, NJ (industry),
                                    Beall Technologies, Inc., Secaucus, NJ (technology), Falcon
                                    Drilling Company, Inc., Houston, TX (oil and gas), The Indigo
                                    Group, Israel, (printing presses), Premiere Microwave
                                    Corporation, Santa Clara, CA (defense) and R.V.I. Guaranty
                                    Co., Ltd., Stamford, CT (insurance).

Winston J. Churchill       54       Director and Chairman of the Board.  Principal of                 1991
                                    CIP Capital Management, Inc., Malvern, PA, a private
                                    investment firm formed in 1989.  Practiced law with and
                                    served as Chairman of the Banking and Financial Institutions
                                    Department and the Finance Committee of Saul, Ewing, Remick
                                    & Saul, Philadelphia, PA, for 16 years prior thereto.

Yaron Eitan                38       Director.  President and Chief Executive Officer of               1989
                                    the Corporation since March 1989.  Chairman of the
                                    Board of Bogen Corporation, a subsidiary of the
                                    Corporation ("Bogen"), and Bogen Communications,
                                    Inc., a wholly-owned subsidiary of Bogen ("BCI"),
                                    since April 1991.  Chairman of the Board and
                                    Chief Executive Officer of PowerSpectrum, Inc.

                                      -4-

                                                                                                    Director
Name                       Age      Position with Corporation/Background                              Since
- ----                       ---      ------------------------------------                            --------
                                    ("PowerSpectrum")  since June 1992. Director
                                    of GMSI, Inc., a  majority-owned  subsidiary
                                    of the Corporation ("GMSI"), since May 1993.
                                    Director of NB3 since July 1993.

Haynes G. Griffin          48       Director.  President, Chief Executive Officer and                 1994
                                    Director of Vanguard Cellular Systems, Inc. ("Vanguard"),
                                    Greensboro, NC (cellular telecommunications carrier),
                                    since 1984.  Director of Piedmont Management Company,
                                    Inc., New York, New York (diversified financial services
                                    holding company).

Richard Krants             51       Director.  President and Chief Executive Officer                  1994
                                    of Metro Net, Plainview, NY, October 1990 to
                                    January 1994.  Vice President of Famous Make
                                    Communications, Inc., Plainview, NY (communications
                                    equipment), December 1979 to October 1993.  Currently
                                    Vice President of Mobile Message Service of N.Y., Inc.,
                                    Plainview, NY (antenna site management).

Richard T. Liebhaber       60       Director.  Executive Vice President of MCI                        1995
                                    Communications Corp. ("MCI"), Washington D.C. (tele-
                                    communications) since 1986.  Director of MCI from
                                    June 1992 to December 1994.


Haim Rosen                 59       Director.  Vice-President of Tadiran Ltd., Israel                 1993
                                    (manufacturer of telecommunications equipment,
                                    systems and software) and President of Tadiran Ltd.
                                    Telecommunications Group (a division of Tadiran Ltd. until
                                    January 1, 1995 and currently a wholly-owned subsidiary
                                    of Tadiran Ltd.) since 1980.


Kevin W. Sharer            47       President and Chief Operating Officer of Amgen, Inc.              1994
                                    Thousand Oaks, CA (biotechnology) since October 1992.
                                    Executive Vice President and President Business Markets
                                    Division of MCI (telecommunications) from November 1990
                                    to October 1992.  Executive Vice President Sales and
                                    Marketing of MCI from April 1989 to November 1990.


William Spier              59       Director.  Chairman of the Board of the Corporation               1990
                                    from August 1991 to May 1992.  Director of USI Ventures,
                                    Inc. ("USI"), New York, NY (holding company), 1987 to
                                    1990.  Chairman of the Board and Director of Desoto
                                    Corp., Chicago IL (detergent manufacturer).  Director
                                    of Video Lottery Technologies, Bozeman, Montanna (video
                                    technology). Director of Holmes Protection Group, Inc., New
                                    York, NY (security systems and services).

     Mr. Churchill is paid $50,000 per year for serving as Chairman of the Board of Directors. All other directors receive only options as compensation for acting as directors of the Corporation. During 1994, each director (including Mr. Churchill) of the Corporation received 10,000 options with an exercise price equal to the fair market value of the Corporation's Common Stock on the date of grant. The grant of such options are subject to the approval of the proposed amendments to the 1989 Option Plan. Other than a grant of options from time to time, employee directors do not receive any additional compensation for serving as directors of the Corporation. Directors are reimbursed for expenses related to their attendance at Board of Directors meetings. If the proposed amendments to the Corporation's 1989 Option Plan are approved at the Annual Meeting, non-employee directors will receive 10,000 options per year under the 1989 Option Plan for serving as directors of the Corporation. All options granted to directors expire ten years from the date of grant.


     During the Corporation's 1994 fiscal year, the Board of Directors held a total eight (8) regularly scheduled and special meetings. All directors attended more than 75% of the meetings of the Board of Directors and all committees of which they were members held while they were serving on the Board of Directors during 1994.

     During the past five years, except as set forth below, none of the directors of the Corporation has been: (a) convicted in a criminal proceeding or
(b) a party to any civil proceeding as a result of which either has been subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws, or finding any violation with respect to such laws. On January 13, 1993, the Securities and Exchange Commission (the "Commission") filed a civil complaint in the United States District Court for the District of Massachusetts against certain defendants, including Mr. Chatterjee, wherein the Commission alleged that Mr. Chatterjee engaged in conduct in violation of, or aided and abetted certain alleged violations of, Sections 10(b) and 14(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and certain rules promulgated thereunder. Mr. Chatterjee settled the Commission's action on the same date it was filed without admitting or denying the allegations of the complaint. Mr. Chatterjee consented to the entry of a Final Judgment restraining and enjoining him from, inter alia, violating, or aiding and abetting violations of, Sections 10(b) and 14(e) of the Exchange Act and the rules promulgated thereunder. Mr. Chatterjee also agreed to pay a civil penalty of $643,855.

Board Committees

     Set forth below is information concerning the standing committees of the Board of Directors.

     Executive Committee. The Executive Committee is authorized to exercise all of the authority of the Board of Directors in the management of the Corporation between Board meetings. The Executive Committee met four (4) times during 1994. The present members of the Executive Committee are Messrs. Auch, Churchill, Eitan, Chatterjee and Griffin.

     Audit Committee. The Audit Committee is responsible for overseeing the Corporation's internal accounting and auditing methods and procedures and recommends to the Board of Directors a firm of outside independent public accountants for the Corporation, the selection of which is being submitted for ratification by stockholders. The Audit Committee may meet with the outside independent public accountants to review their findings and recommendations. The Audit Committee met four (4) times during 1994. The present members of the Audit Committee are Messrs. Krants, Sharer and Spier.

     Compensation Committee. The Compensation Committee provides general oversight in all employee personnel matters through periodic meetings with management of the Corporation. A primary function of this committee is to review and determine the compensation of present and proposed members of management of the Corporation. The Compensation Committee met two (2) times during 1994. The present members of the Compensation Committee are Messrs. Auch, Churchill, Eitan and Griffin.

     Rule 16b-3 Stock Option Committee. The Rule 16b-3 Stock Option Committee (the "16b-3 Committee") is responsible for administering the Corporation's 1989 Option Plan. The Rule 16b-3 Committee acted four (4) times during 1994. The present members of the Rule 16b-3 Committee are Messrs. Auch and Griffin.

Provisions Affecting Liability of Directors

     Pursuant to the Corporation's Restated Certificate of Incorporation, no director shall be personally liable to the Corporation or its stockholders for monetary damages for breach of his fiduciary duty as a director, except for a breach of the director's duty of loyalty, for acts and omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, for transactions from which a director derived an improper personal benefit or for unlawful payment of dividends, stock purchases or redemptions pursuant to
Section 174 of the Delaware General Corporation Law. This provision offers persons who serve on the Board of Directors of the Corporation protection against awards of monetary damages for negligence in the performance of their duties. It does not affect the availability of equitable remedies such as an injunction or rescission based upon a director's breach of his duty of care. The Corporation's By-Laws also provide that the Corporation will indemnify any director or officer of the Corporation to the fullest extent authorized by Delaware law.

Recommendation of Board of Directors

     THE BOARD OF DIRECTORS OF THE CORPORATION UNANIMOUSLY RECOMMENDS THAT HOLDERS OF COMMON STOCK AND PREFERRED STOCK VOTE FOR THE NOMINEES TO THE BOARD OF DIRECTORS SET FORTH ABOVE. The directors and officers of the Corporation intend to vote their shares in favor of the election of such nominees to the Board of Directors.

                                  PROPOSAL II

                 APPROVAL OF AN AMENDMENT TO THE CORPORATION'S
        RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 99,000,000 SHARES OF COMMON STOCK

     On May 11, 1995, the Board of Directors unanimously adopted a resolution approving a proposal to amend the first paragraph of Article IV of the Corporation's Restated Certificate of Incorporation to increase the number of shares of Common Stock which the Corporation is authorized to issue from 86,000,000 to 99,000,000. The Board of Directors determined that such an amendment is advisable and directed that the proposed amendment be considered at the Annual Meeting.

     The full text of the first sentence of Article IV of the Corporation's Restated Certificate of Incorporation, if amended as proposed, will be as follows:

                         The total number of shares of stock which this
                    Corporation shall have authority to issue is 103,000,000 shares, consisting of 99,000,000 shares of Common Stock having a par value of $.01 per share, and 4,000,000 shares of Preferred Stock having a par value of $.01 per share.

     The amendment will not increase the number of shares of Preferred Stock authorized. The relative rights and limitations of the Common Stock and Preferred Stock would remain unchanged under the proposed amendment.


Purposes and Effects of Increasing the Number of Authorized Shares of Common Stock

     The proposed amendment would increase the number of shares of Common Stock which the Corporation is authorized to issue from 86,000,000 to 99,000,000. The additional 13,000,000 shares, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding. The holders of Common Stock of the Corporation are not entitled to preemptive rights or cumulative voting.


     At June 7, 1995, the Corporation had 51,496,543 shares of Common Stock issued and outstanding. In addition, an aggregate of approximately 28,281,927 shares of Common Stock are reserved for issuance by the Corporation, including shares reserved for issuance (i) upon exercise of options granted under the Corporation's employee stock option plan, (ii) upon exercise of warrants issued in connection with the acquisition of certain operating subsidiaries of the Corporation, (iii) upon exercise of options or warrants or the conversion of preferred stock issued in connection with certain financing arrangements of the Corporation, and (iv) except as noted below, in connection with all transactions the Corporation has consummated through the date hereof, including the transactions described below and the transactions set forth in "Certain Relationships and Related Transactions." However, the Corporation has not reserved for issuance 2,571,300 shares of Common Stock issuable to Vanguard upon the exercise of certain out-of-the-money options held by Vanguard. As discussed below, Vanguard agreed to waive the Corporation's obligation to reserve the shares until August 31, 1995 in connection with Vanguard's purchase of Series L Stock. If all such options and warrants were exercised (including all of the options held by Vanguard) and all outstanding shares of Preferred Stock were converted, the Corporation would have an aggregate of approximately 82,349,770 shares of Common Stock issued and outstanding.

     On March 30, 1995, in connection with the raising of additional working capital, the Corporation issued and sold an aggregate of $36,000,000 in principal amount of 14 3/4% Senior Convertible Notes (the "Siegler, Collery Notes") and 700,000 warrants, each warrant exercisable to purchase one share of Common Stock (the "Siegler, Collery Warrants"). In certain instances, the Siegler, Collery Notes are convertible after September 30, 1995 into a number of shares of Common Stock which is equal to the principal amount of the Siegler, Collery Notes divided by 87.5% of the fair market value of the Common Stock (as determined under the operative documents) on the date of conversion. Based on a fair market value of $7.75 (the closing price of the Common Stock on June 7, 1995), the Siegler, Collery Notes would be convertible into 5,308,756 shares of Common Stock and therefore, the Corporation has reserved an aggregate total of 6,008,756 shares of Common Stock (including 700,000 shares reserved for issuance upon exercise of the Siegler, Collery Warrants) in order to have a sufficient number of shares of Common Stock available for issuance upon conversion of the Siegler, Collery Notes and Siegler, Collery Warrants.

     To the extent the fair market value or the Average Closing Price of the Common Stock on the date of conversion of the Siegler, Collery Notes decreases, the number of shares of Common Stock issuable upon conversion of these securities will increase. Although there is no limit to the number of shares of Common Stock which may be issued upon conversion of these securities, the Corporation believes that the proposed increase to the authorized shares of Common Stock will be sufficient to reasonably ensure that enough shares of Common Stock are available for issuance upon conversion of the Siegler, Collery Notes.


     On May 23, 1995, the Corporation issued 531,463 shares of Series L Stock to Toronto Dominion Investments, Inc. for a purchase price of $5,000,000 and agreed to issue 531,463 additional shares of Series L Stock to Vanguard on September 1, 1995 for a purchase price of $5,000,000. Each share of Series L Stock is convertible into one share of Common Stock. In connection with the issuance of the Series L Stock, Vanguard agreed to terminate options to purchase an aggregate of 3,000,000 shares of Common Stock and to waive the Corporation's obligation to reserve 2,571,300 shares of Common Stock issuable upon the exercise of options it holds to purchase Common Stock at an exercise price of $17.00 per share (the "Vanguard Options"). Finally, the Corporation is proposing to increase the number of shares of Common Stock issuable under the 1989 Option Plan by 1,750,000 shares. See Proposal III.

     As a result of the above described transactions and assuming the (i) exercise of the Vanguard Options, (ii) conversion of the Siegler, Collery Notes based on a fair market value of $7.75 per share, and (iii) approval by the Corporation's stockholders of the proposal to increase the number of shares issuable under the 1989 Option Plan, the Corporation would have an aggregate total of 84,099,770 shares of Common Stock issued and outstanding.

     The Board of Directors recommends the proposed increase in the authorized number of shares of Common Stock to ensure that an adequate supply of authorized and unissued shares are available for (i) additional issuances under the Corporation's employee incentive plans, (ii) the raising of additional capital for the operations of the Corporation or (iii) the financing of the acquisition of other businesses. Except as described above, there are currently no plans or arrangements relating to the issuance of any of the additional shares of Common Stock proposed to be authorized and such shares would be available for issuance without further action by stockholders, unless required by the Corporation's Restated Certificate of Incorporation, its Bylaws or by applicable law.

     The increase in the number of authorized shares of Common Stock has not been proposed for any antitakeover-related purpose and the Board of Directors and management of the Corporation have no knowledge of any current effort to obtain control of the Corporation or accumulate large amounts of its Common Stock. However, the availability of additional shares of Common Stock could make any attempt to gain control of the Corporation or of the Board of Directors more difficult. Shares of authorized but unissued Common Stock could be issued in an effort to dilute the stock ownership and voting power of any person or entity desiring to acquire control of the Corporation, which might have the effect of discouraging or making less likely such a change of control. Such shares could also be issued to other persons or entities who support the Board of Directors in opposing a takeover attempt that the Board of Directors has deemed not to be in the best interests of the Corporation and its stockholders.

     In evaluating the proposed amendment, stockholders should consider the effect of certain other provisions of the Corporation's Restated Certificate of Incorporation and By-laws which may have anti-takeover consequences. These provisions include (a) the authorization of 4,000,000 shares of Preferred Stock, the terms of which may be fixed by the Board of Directors without further action by stockholders, (b) a provision that standing Directors may be removed only by a majority vote of stockholders entitled to vote, (c) a limitation on the ability of stockholders to call special stockholder meetings and (d) a provision that vacancies in, and newly created directorships resulting from an increase in the authorized number of directors on, the Board of Directors may be filled by a majority of the remaining Directors.

Effective Date of Proposed Amendment and
Recommendation of the Board

     If the proposed amendment to Article IV of the Restated Certificate of Incorporation of the Corporation is adopted by the required vote of the Corporation's stockholders, such amendment will become effective upon the filing by the Corporation of a Certificate of Amendment to the Corporation's Restated Certificate of Incorporation with the Secretary of the State of Delaware, which is expected to be accomplished as soon as practicable after stockholder approval is obtained. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT. The directors and officers of the Corporation intend to vote their shares in favor of this Proposal.

                                  PROPOSAL III

                           APPROVAL OF AMENDMENTS TO
                              THE 1989 OPTION PLAN

The Proposal

     At the Annual Meeting, there will be presented to the stockholders a proposal to approve and ratify the adoption of amendments to the 1989 Option Plan. The 1989 Option Plan is intended as an additional incentive to employees and non-employee directors through the issuance of options to purchase Common Stock of the Corporation to enter into or remain in the employ of or as a director of the Corporation or its affiliates. In September 1994, the Board adopted certain amendments to the 1989 Option Plan that are subject to stockholder approval at the Annual Meeting. The amendments will not be effective unless and until stockholder approval is obtained.

     Under the proposal, the amendments would increase the number of shares available for issuance under the 1989 Option Plan ("Option Shares") from 2,750,000 to 4,500,000 shares. The Board of Directors believes that the Corporation's ability to grant options under the 1989 Option Plan ("Plan Options") is a valuable and necessary compensation tool that aligns the long-term financial interests of employees and directors with the financial interests of the Corporation's stockholders and has contributed to the success of the Corporation by improving its ability to attract, motivate and retain key employees. A portion of the proposed increase in the number of shares available for issuance under the 1989 Option Plan will be utilized to make grants to certain senior executive officers and directors of the Corporation. See "New Plan Benefits." If Proposal III is not approved by the Corporation's stockholders, such officers and directors will not be entitled to receive such options. In the event that Proposal III is approved by the Corporation's stockholders, and upon the satisfaction of all current obligations, the Corporation would have approximately 419,301 shares available for issuance of additional options under the 1989 Option Plan as proposed to be amended.

     The amendments also provide for the grant of options to non-employee directors pursuant to a formula ("Formula Options") in order to comply with the disinterested administration requirements found in Rule 16b-3 of the Exchange Act. Pursuant to this amendment, non-employee directors received options to purchase 10,000 Option Shares (subject to adjustment) in September 1994, and thereafter will receive options to purchase an additional 10,000 Options Shares at the first meeting of the Board following each annual meeting of stockholders. Formula Options shall be immediately exercisable and shall have an Option Price equal to the closing price of the Corporation's common stock as reported on the NASDAQ/NMS on the trading day immediately prior to the day of such meeting. Except as otherwise provided above, Formula Options shall be subject to the provisions of the 1989 Option Plan applicable to Options granted to employees.


Recommendation of Board of Directors

     THE BOARD OF DIRECTORS OF THE CORPORATION UNANIMOUSLY RECOMMENDS THAT HOLDERS OF COMMON STOCK AND PREFERRED STOCK VOTE FOR THIS PROPOSAL. The directors and officers of the Corporation intend to vote their shares in favor of this proposal.

Description of the 1989 Stock Option Plan

     The 1989 Option Plan, as amended and restated, is set forth as Appendix A to this Proxy Statement, and the description contained herein is qualified in its entirety by reference to Appendix A.


     General. The Corporation initially adopted the 1989 Option Plan on February 15, 1989 and the Plan shall continue in effect until such time as it is terminated by the Board. The 1989 Option Plan, as amended, will increase from 2,750,000 to 4,500,000 the maximum number of shares of Common Stock issuable by the Board of Directors under the 1989 Option Plan, subject to adjustment in certain circumstances, including, but not limited to, for a stock split or consolidation, a stock dividend or a recapitalization by the Corporation. The 1989 Option Plan is intended as an additional incentive to employees and non-employee directors to enter into or remain in the employ or as a director of the Corporation or its affiliates. All employees and non-employee directors ("Eligible Participants") of the Corporation and its affiliates are eligible to participate in the 1989 Option Plan. Cumulatively, there are approximately 414 employees and eight non-employee directors eligible to receive Plan Options. The 1989 Option Plan is not qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "IRC") and is not subject to any provisions of the Employment Retirement Income Securities Act of 1974 ("ERISA").

     Administration: Terms of Options. The 1989 Option Plan is currently administered by the Rule 16b-3 Committee, which has the authority to determine, subject to the provisions of the 1989 Option Plan, the terms upon which options are granted under the 1989 Option Plan, including the exercise price and the duration of such options. The 16b-3 Committee may take into account, in granting options, the nature of the person's services and responsibilities, his or her present and potential contribution to the Corporation's success and such other factors as it deems relevant.

     Non-employee directors of the Corporation may only receive Formula Options under the 1989 Option Plan, with 10,000 options granted annually at the first meeting of the Board following each annual meeting of stockholders. Formula Options are immediately exercisable and have an exercise price equal to the closing price of the Corporation's common stock as reported on the NASDAQ/NMS on the trading day immediately prior to the day of such meeting. The provisions of the 1989 Option Plan covering the Formula Options are intended to operate automatically and not require administration. To the extent that any administrative determinations may be required, such determination shall be made by a member or members of the Board who is/are not eligible to be granted Plan Options under such sections, but in no event shall such determinations affect the eligibility of non-employee directors, the determination of the exercise price, the timing of the grants or the number of Option Shares subject to Formula Options.

     All options granted pursuant to the 1989 Option Plan are to be evidenced by written option agreements stating the number of shares of Common Stock issuable upon exercise of such option and the price at which such shares may be acquired. Shares acquired pursuant to Plan Options shall be payable in cash or certified check or such other method as the Board or the committee may approve.

     No plan option is intended to be an incentive stock option within the meaning of Section 422(b) of the IRC. Moreover, no Plan Option may exceed ten years in duration from the date issued or be exercised after the expiration of three years from the date the recipient leaves the employ of the Corporation or membership on the Board.

     The Board has the right to accelerate the termination of all Plan Options in the following circumstances: (i) the Corporation is dissolved or liquidated or sells substantially all of its assets; (ii) the Corporation is merged out of existence; (iii) the Corporation becomes an 80% or more owned subsidiary of another Corporation; or (iv) the optionee is found to have breached the terms of his employment or to have engaged in any sort of disloyalty to the Corporation.

     Plan Options are non-transferable except by will or pursuant to the laws of descent and distribution.

     The Board may amend the 1989 Option Plan from time to time but, not in such a way as to adversely affect outstanding Plan Options. Notwithstanding any other provision of the 1989 Option Plan, the section of the 1989 Option Plan covering the Formula Options may not be amended more than once every six months, except for amendments necessary to conform the 1989 Option Plan to changes in the provisions of the IRC or ERISA, or the rules promulgated thereunder.

     Federal Income Tax Consequences. Upon exercise, income will be recognized in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise.

     Options Granted. After giving effect to the issuance of Plan Options which are subject to he approval of this Proposal, a total of 4,080,699 Plan Options have been granted as of the date hereof. As of the date of this Proxy Statement and assuming the issuance of options to purchase 760,000 shares of Common Stock granted to Mr. Eitan which are subject to the stockholder's approval of this Proposal, Yaron Eitan, President and Chief Executive Officer of the Corporation, has been granted options to purchase 2,563,753 shares of Common Stock under the 1989 Option Plan; George Calhoun, President-Wireless Technology Division, has been granted options to purchase 266,780 shares of Common Stock under the 1989 Option Plan; Yoram Bibring, Executive Vice President, Chief Operating Officer and Chief Financial Officer, has been granted options to purchase 155,000 shares of Common Stock under the 1989 Option Plan; John Egidio, Senior Vice President-Operations, has been granted options to purchase 50,000 shares of Common Stock under the 1989 Option Plan and Andrew Siegel, General Counsel and Secretary, has been granted options to purchase 75,000 shares of Common Stock under the 1989 Option Plan.


     Assuming the issuance of all Plan Options subject to the approval of these amendments by the Corporation's stockholders, all current executive officers as a group have been granted options to purchase an aggregate of 2,843,753 shares of Common Stock and all current directors (excluding Mr. Eitan, Mr. Calhoun and Mr. Sharer with respect to the issuance of non-plan Options to purchase 40,000 shares of Common Stock) have been granted options to purchase an aggregate of 447,500 shares of Common Stock. All employees, excluding executive officers, have been granted options to purchase an aggregate of 789,446 shares of Common Stock. The aggregate market value of the Common Stock underlying all options granted as of June 7, 1995 was $31,625,417 (based upon a price per share of Common Stock of $7.75 as reported by the NASDAQ National Market System.)

New Plan Benefits

     The following table sets forth all Plan Options which have been granted subject to the approval of these amendments by the Corporation's stockholders to the Corporation's Chief Executive Officer and to each of the other four most highly compensated executive officers; all executive officers of the Corporation or its affiliates as a group; all current non-employee directors of the Corporation, as a group; and all employees other than executive officers of the Corporation or its affiliates, as a group. See "Executive Compensation--Options and Stock Appreciation Rights" for more information with respect to the grant of Plan Options during the fiscal year ended December 31, 1994.

                       1989 Stock Option Plan, as amended

================================================================================
                    Name and Position                   Number of Option Shares
- -------------------------------------------------------------------------------

Yaron I. Eitan, Chief Executive Officer                        760,000

George Calhoun, President - Wireless Technologies
Division                                                        10,000


Yoram Bibring, Executive Vice President, Chief
Operating Officer and Chief Financial Officer                    --

John Egidio, Senior Vice President, Operations                   --

Andrew Siegel, General Counsel and Secretary                     --


Executive Officer Group(1)                                   1,030,000



Non-Executive Director Group(2)                                 70,000


Non-Executive Officer Employee Group                           230,699

================================================================================


(1) The Executive Officer Group consists of Messrs. Churchill, Eitan, Calhoun, Bibring, Hilsenrath, Egidio, and Siegel. Of these Plan Options, Plan Options to purchase 760,000 shares were granted to Mr. Eitan, Plan Options to purchase 10,000 shares were granted to Mr. Calhoun and Plan Options to purchase 260,000 shares were granted to Mr. Churchill.

(2) The Non-Executive Director Group consists of all directors of the Company other than Messrs. Churchill, Eitan and Calhoun; each of which (other than Mr. Liebhaber) received Plan Options to purchase 10,000 shares.

                                  PROPOSAL IV

                              RATIFICATION OF THE
                     SELECTION OF COOPERS & LYBRAND L.L.P.
                   AS THE CORPORATION'S INDEPENDENT AUDITORS

     The Board of Directors of the Corporation has selected Coopers & Lybrand L.L.P. as independent auditors to examine and verify the accounts of the Corporation for the 1995 fiscal year, and to report thereon to the Board of Directors and the stockholders. This selection has been submitted for ratification or rejection at the Annual Meeting.

     The Corporation's financial statements for the year ended December 31, 1994 were examined by Coopers & Lybrand L.L.P., independent public accountants.

     Coopers & Lybrand L.L.P. has no interest or relationship with the Corporation except in the capacity of independent auditors, nor has that firm had any other interest or relationship with the Corporation in the past.

     Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Annual Meeting. Such representatives will have the opportunity at the Annual Meeting to make a statement if they so desire and will be available to respond to appropriate stockholder questions.

Recommendation of Board of Directors

     THE BOARD OF DIRECTORS OF THE CORPORATION UNANIMOUSLY RECOMMENDS THAT HOLDERS OF COMMON STOCK AND PREFERRED STOCK VOTE FOR THIS PROPOSAL. The directors and officers of the Corporation intend to vote their shares in favor of this Proposal.

                         MANAGEMENT OF THE CORPORATION

     The executive officers and key employees of the Corporation are:


          Name       Age                    Position
          ----       ---                    --------
Winston J. Churchill  54  Chairman of the Board and Director
Yaron I. Eitan        39  President, Chief Executive Officer and Director
George Calhoun        42  President - Wireless Technologies Division and
                          Director
Yoram Bibring         37  Executive Vice President, Chief Operating Officer
                          and Chief Financial Officer
Oliver Hilsenrath     37  Senior Vice President - Technology
John Egidio           46  Senior Vice President - Operations
William Opet          38  Senior Vice President - Marketing and Sales
Andrew Robb           52  Managing Director, European Operations
Andrew Siegel         29  General Counsel and Secretary


     Set forth below is certain information regarding the employment history and business background of each of the executive officers listed above who are not also directors of the Corporation.


     Mr. Bibring joined the Corporation as Chief Financial Officer in April 1991. He has served as Executive Vice President, Chief Operating Officer and Chief Financial Officer of the Corporation since June 1993. He also served as Vice President of Aryt Optronics Industries, Ltd. ("Aryt") from December 1990 to April 1992. During the period of time Mr. Bibring served as an officer of both Aryt and the Corporation, Aryt was a holding company which had no business operations other than the ownership of interests in other business entities. From November 1986 to January 1990, Mr. Bibring was a Senior Auditor at Shachak & Company, a public accounting firm in Israel.

     Mr. Hilsenrath has served as Senior Vice President of the Corporation since 1992. From 1990 to 1992, he was employed as Engineering Manager by the Aydin Vector Division of Aydin Corporation (defense electronics and communications). From 1983 through 1990, Mr. Hilsenrath was employed by the Communication Directorate of Rafael Armament Development Authority, the primary research and development center of the Israel Ministry of Defense, where he served as Chief Research and Development Engineer.


     Mr. Egidio became Senior Vice President of the Corporation in October 1993. From August 1991 to October 1992, he was President and Chief Executive Officer of Metagram America, Inc., Manhasset, NY (alphanumeric messaging). From February 1985 to April 1990, Mr. Egidio was President and Chief Executive Officer of MobileMedia Communications, Inc. (previously Metromedia Paging), Ridgefield Park, NJ (wireless communications), a subsidiary of Southwestern Bell.

     Mr. Opet was appointed Vice President of Marketing for the Corporation in April 1994 and has been Senior Vice President-Marketing and Sales since
October 1994. From June 1990 to March 1994, he served as Vice President of Marketing for LIN Broadcasting ("LIN"), Kirkland, Washington, a 52% owned subsidiary of McCaw Cellular, where he worked extensively on the introduction of digital cellular systems. From May 1986 to June 1990, Mr. Opet was Vice President of Marketing and Sales for LIN's Philadelphia cellular operations.

     Mr. Robb was appointed as Managing Director for the Corporation's European operations during 1994. He had served as Managing Director of NB3 and one of its predecessor companies for more than five years. Prior to January 1987, Mr. Robb served as Sales Director of the Communications Group of Motorola in the United Kingdom for approximately four years.

     Mr. Siegel has served as General Counsel and Secretary of the Corporation since March 1993. From January 1990 to March 1993, he practiced law with Skadden, Arps, Slate, Meagher & Flom, New York, New York.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth all cash and non-cash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Corporation and the other executive officers required to be reported pursuant to Item 402(a)(3) of Regulation S-K promulgated under the Exchange Act for all services performed by such executive officers for the Corporation or its affiliates, whether paid by the Corporation, its affiliates or a third party. Except as set forth herein, none of the named executive officers received during the last three fiscal years any prerequisites or other personal benefits, securities or property which had an aggregate value of greater than the lower of $50,000 or 10% of the total salary and bonus reported for such executive officer.


                                                                                     Long Term
                                                   Annual Compensation             Compensation
                                                 -------------------------         ------------
                                                                                    Securities
     Name & Principal                                                               Underlying            All other
         Position              Year              Salary              Bonus          Options(1)           Compensation
         --------              ----              ------              -----          ----------           ------------
Yaron I. Eitan                 1994             $224,025           $125,000          960,000                $36,919(2)
President and Chief            1993              224,642            225,000           10,000                 39,240(2)
Executive Officer              1992              171,095               -             710,000                 28,712(2)

George Calhoun                 1994              173,543             35,000           10,000                     -
President-Wireless             1993              149,994             50,000           10,000                  1,415(3)
Technologies Division          1992               73,183               -                -                       -



Yoram Bibring                  1994              131,910             35,000              -                    8,557(4)
Executive Vice President,      1993              119,260             50,000            65,000                 9,333(4)
Chief Operating Officer        1992               94,023               -                 -                    8,235(4)
and Chief Financial
Officer

John Egidio(5)                 1994              121,563             30,000            20,000                    -
Senior Vice President-         1993               26,520                -              40,000                    -
Operations

Andrew Siegel(6)               1994              117,506             25,000            15,000                 2,019(7)
General Counsel                1993               89,088             25,000            60,000                   759(7)
and Secretary

- --------------------------

(1) In addition to the options reported hereunder, Mr. Eitan, Mr. Calhoun and Mr. Bibring received options to purchase 207,295, 246,780 and 49,356 shares of Common Stock, respectively, in connection with the merger of PowerSpectrum into a wholly-owned subsidiary of the Corporation in 1992. The exercise price for such options is $.061 per share. These options were granted pursuant to the Plan of Merger in exchange for PowerSpectrum options which had been previously awarded to these executive officers.

(2) Consists of life and disability insurance premiums paid by the Corporation for Mr. Eitan aggregating $28,960 and $3,699, respectively in 1994, $31,292 and $3,451 in 1993 and $500 and $4,212 in 1992;
         contributions by the Corporation to the Corporation's 401(k) plan on behalf to Mr. Eitan of $4,260 in 1994 and $4,497 in 1993 and compensation for unused vacation days of $24,000 accrued in 1992.

(3) Consists of life insurance premiums paid by the Corporation for Mr. Calhoun of $204 in 1993 and contributions by the Corporation to the Corporation's 401(k) plan on behalf of Mr. Calhoun of $1,211 in 1993.

(4) Consists of life and disability insurance premiums paid by the Corporation for Mr. Bibring aggregating $6,500 and $2,057, respectively in 1994, $7,417 and $1,916 in 1993 and $6,500 and $1,735 in 1992.

(5)      Mr. Egidio joined the Corporation in October 1993.

(6)      Mr. Siegel joined the Corporation in March 1993.

(7) Consists of contributions by the Corporation to the Corporation's 401(k) plan on behalf of Mr. Siegel.

Options and Stock Appreciation Rights

     The following tables contain information concerning option grants to, and option exercises by, the executive officers named in the Summary Compensation Table during fiscal 1994 and the value of the options held by such persons at the end of fiscal 1994. No Stock Appreciation Rights ("SARs") were granted or exercised during fiscal 1994.

                       Option Grants in Last Fiscal Year


                                                                                        Potential Realizable Value at
                                                                                        Assumed Annual Rates of Stock
                                                                                       Appreciation for Option Term(1)
                                                                                       -------------------------------
                             Number
                         of Securities        % of Total
                          Underlying     Options Granted      Exercise or
                           Options          to Employees      Base Price
          Name           Granted (#)       In Fiscal Year      $/Sh)(2)        Expiration Date            5%($)              10%($)
          ----           -----------       --------------       ------         ---------------            -----              ------
Yaron I. Eitan            10,000(3)             0.6%            $10.50         Sept. 12, 2004           $   66,000       $   167,300
                         200,000(3)             13.0             13.87           Feb. 4, 2004            1,744,000         4,420,000
                         225,000(4)             14.6              8.00           Dec. 7, 2004            1,131,750         2,868,750
                         250,000(5)             16.2             10.00           Dec. 7, 2004            1,572,500         3,985,000
                         275,000(6)             17.8             14.00           Dec. 7, 2004            2,420,000         6,135,250


George Calhoun            10,000(3)             0.6              10.50         Sept. 12, 2004               66,000           167,300

Yoram Bibring                  -                  -                  -                  -                     -                   -

John Egidio               20,000(7)             1.2              11.00          Aug. 10, 2004              138,400           350,600

Andrew Siegel             15,000(8)             1.0               8.50          April 1, 2004               80,250           203,250

- --------------------------

(1) In accordance with the rules of the Commission, "Potential Realizable Value" has been calculated assuming an aggregate ten-year appreciation of the fair market value of the Corporation's Common Stock on the date of grant, at annual compounded rates of 5% and 10%, respectively.

(2) The exercise price of each option reported hereunder was equal to or greater than the fair market value of the Corporation's Common Stock on the date such option was granted.

(3)      These options were immediately exercisable when granted.

(4)      These options become exercisable on December 7, 1995.

(5)      These options become exercisable on December 7, 1996.

(6)      These options become exercisable on December 7, 1997.

(7) These options became exercisable with respect to 6,667 shares in October 1994. The remainder of the options become exercisable in equal installments in October of 1995 and 1996.

(8) These options become exercisable in equal installments on each of the first two anniversaries after the date of grant.

     Aggregate Option Exercises in Last Fiscal Year and FY-End Option Values


                                                                      Number of Securities           Value of Unexercised
                                                                   Underlying Unexercised                In-the-Money
                                                                     Options at FY-End (#)          Options at FY-End ($)
                            Shares Acquired          Value             (Exercisable/Unex-             (Exercisable/Unex-
Name                        on Exercise (#)       Realized($)             erciseable)                   erciseable)(1)
- ----                        ---------------       -----------             -----------                    -----------
Yaron Eitan                     -                     -                 1,220,295/850,000              $6,385,946/$579,750


George Calhoun                  -                     -                   366,780/   0                  2,593,476/    0

Yoram Bibring                   -                     -                   144,355/ 40,000                 955,185/ 105,200

John Egidio                     -                     -                    20,000/ 40,000                   7,600/  15,200

Andrew Siegel                   -                     -                    47,500/ 27,500                 146,175/  73,575

- --------------------------

(1) Value based on market value of the Corporation's Common Stock on December 31, 1994, or $8.625 per share, minus the exercise price.


Employment Agreements and Other Matters

     In March 1995, the Corporation and Mr. Churchill entered into an agreement pursuant to which Mr. Churchill agreed to serve as the Chairman of the Board of the Corporation through March 31, 1998. Under the agreement, Mr. Churchill is paid compensation of $50,000 per year and is eligible to receive bonuses at the discretion of the Compensation Committee. In addition, Mr. Churchill was granted options to purchase 250,000 shares of the Corporation's Common Stock at prices ranging from $8.00 to $14.00 per share. The options were immediately exercisable with respect to 83,334 shares and become exercisable with respect to 83,333 shares on each of March 31, 1996 and March 31, 1997.

     During 1994, Mr. Eitan served as the President and Chief Executive Officer of the Corporation pursuant to an employment agreement which expired on March 31, 1995. Under such agreement, Mr. Eitan was paid a base salary of $225,000 per year pursuant to such agreement, subject to such adjustment in future years as was agreed upon by the Committee and Mr. Eitan. Mr. Eitan's agreement did not specify the circumstances under which such base salary may be adjusted and there was no maximum limit on the amount of such adjustments. Mr. Eitan was also entitled to receive an annual cash bonus in an amount equal to three percent of the Corporation's consolidated pre-tax income for each fiscal year in which such agreement is in effect, as certified by the Corporation's independent accountants. Mr. Eitan was also eligible to receive such additional bonuses (including stock grant awards and options) as was determined by the Committee, whose determination was not required to be based on specific performance goals. The Compensation Committee of the Board of Directors awarded Mr. Eitan a bonus of $125,000 for the fiscal year ended December 31, 1994. Presently, Mr. Eitan serves as the President and Chief Executive Officer of the Corporation pursuant to a new employment agreement which expires on March 31, 1998. Under such Agreement, Mr. Eitan will be paid a base salary of $250,000 during the first year thereof, $275,000 per year during the second year thereof and $320,000 per year during the third year thereof. Mr. Eitan is also entitled to receive such additional bonuses as shall be determined by the Compensation Committee in its sole discretion. Mr. Eitan was also granted options to purchase an aggregate of 750,000 shares of the corporation's common stock. See "Proposal III - New Plan Benefits".

     Pursuant to both Mr. Eitan's past and present agreements, the Corporation provides Mr. Eitan with health, accident and individual disability insurance as well as a life insurance policy with benefits aggregating $1,500,000, with the beneficiaries thereunder to be named by him. Mr. Eitan is also to be reimbursed for out-of-pocket expenses incurred in connection with the performance of his duties. Mr. Eitan also receives the use of an automobile supplied by the Corporation, of value and quality acceptable to him. The Corporation is responsible for all expenses and maintenance costs attributed thereto as well as for the costs of insuring such vehicle. There is no specific limit in Mr. Eitan's agreement as to the amount to be expended by the Corporation for the use and maintenance of such automobile.

     Mr. Eitan is bound by his employment agreement to treat confidentially all proprietary information learned by him during the course of his employment with the Corporation for the term of the agreement and for three years thereafter. Mr. Eitan has also agreed to refrain from competing, in any state of the United States or in Israel, with the Corporation or any of its subsidiaries during the term of the agreement and for a period of three years thereafter. He has also agreed to refrain from soliciting the Corporation's employees or officers following the termination of his employment.

     The Corporation has also agreed to use its best efforts to have Mr. Eitan elected as a member of the Board of Directors of the Corporation during the term of his employment agreement.


     George Calhoun serves as the President of the Corporation's Wireless Technologies Group. Mr. Calhoun is presently paid a base salary at the rate of $175,000 per year, subject to annual adjustments. Mr. Calhoun is entitled to receive all employee benefits offered to senior executives and key management employees, including without limitation, disability insurance, hospitalization insurance, major medical insurance, medical reimbursement, survivor income, life insurance and any other benefit plan or arrangement. Mr. Calhoun is entitled to be reimbursed for all out-of-pocket expenses reasonably and necessarily incurred in the performance of his duties. Mr. Calhoun also receives the use of an automobile and an allowance to cover all expenses and maintenance costs attributed thereto, as well as the cost of insuring such vehicle.


     During 1994, the Corporation entered into one year employment agreements with each of Yoram Bibring, John Egidio, William Opet and Andrew Siegel. The term of each of these agreements is automatically extended for an additional year unless the Corporation or the respective executive officer provides the other sixty days' advance notice of its or his desire to terminate the employment relationship. Pursuant to these agreements, the Corporation is obligated to pay each of these executives a base salary at least equal to the base salary such executive received during 1994. The actual compensation payable to each of these executives shall be determined by the Compensation Committee. These executives are also eligible to receive annual bonuses in amounts determined by the Compensation Committee based upon such executive's performance and the operating results and financial condition of the Corporation. In addition, the executives are entitled to participate in all employee benefit plans and arrangements which are generally available to the Corporation's executive officers.

     The Corporation may terminate the employment agreement with any of Messrs. Bibring, Egidio, Siegel or Opet for "cause" (as defined in the respective employment agreements) or in the event of the death or incapacity of such executive. In the event the Corporation terminates Messrs. Bibring, Egidio, Opet or Siegel for another reason, such executive will generally be entitled to six months salary, in the case of Messrs. Bibring and Opet, or ninety days salary in the case of Messrs. Egidio and Siegel. Upon certain "changes of control" (as defined in the respective employment agreements) of the Corporation, each of Messrs. Bibring and Siegel will be entitled to an amount equal to six times his respective average monthly compensation for the twelve month period preceding the change of control plus an amount sufficient to reimburse such officer for tax liabilities incurred as a result of such change of control payments. In addition, all stock options granted to Messrs. Bibring, Siegel and Opet will vest upon certain changes of control.

     Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings including this Proxy Statement in whole or in part, the following Performance Graph and the Committee Report on Executive Compensation shall not be incorporated by reference into any such filings.

Comparative Stock Performance

     The graph below compares the cumulative total stockholder return on the Corporation's Common Stock since December 31, 1989 with the cumulative total return on the S&P 500 Index, a peer group of eight companies engaged in providing wireless communications and/or paging services (the "Peer Group") and a peer group of 73 companies engaged in the manufacture of television, radio and communications equipment (the "Prior Peer Group") over the same period (assuming the investment of $100 in the Corporation's Common Stock, the S&P 500 Index, the Peer Group and the Prior Peer Group on December 31, 1989, and reinvestment of all dividends). The cumulative total return for the Peer Group and the Prior Peer Group have been weighted according to the respective Peer Group and Prior Peer Group member's stock market capitalization at the beginning of each period for which a return is indicated. The cumulative total stockholder return represents the value that such investments would have had on December 31, 1994. Total return calculations for the S&P 500 Index, the Peer Group and the Prior Peer Group were performed by Standard & Poor's Compustat Services, Inc.

     Over the past three years, the Corporation has restructured its business operations from a business engaged primarily in defense related industries to a business engaged primarily in the communications products and wireless communications services industries. During this period, most of the Corporation's revenues were generated by the sales of communications products and management believed that the operations of companies classified in standard industrial code 3663 entitled "Radio, Television, Broadcast Communications Equipment" were comparable to the operations of the Corporation and that such companies' stock performance reflected a meaningful reference against which the Corporation's stockholders could measure the Corporation's performance. With the development of the Corporation's integrated digital wireless communications network and the acquisition of certain wireless communications service providers during the last two years, management believes that the investment community focuses on the Corporation's wireless communications operations when valuing the Corporation. As a result, management believes that the companies included in the Peer Group provide the most meaningful comparison for stockholders to measure the Corporation's stock performance against. Although the Corporation does not believe that the Prior Peer Group provides stockholders as meaningful a reference to measure the performance of the Common Stock as does the Peer Group, the Corporation has included the Prior Peer Group's performance on the graph below because it is required pursuant to Securities Exchange Commission regulations and because certain of the companies included in the Peer Group have had their securities traded publicly for only a limited period of time. See footnote 2 below.

                        TOTAL RETURN TO SHAREHOLDERS(1)

Fiscal Year Basis:  December

                                                                Return         Return        Return         Return         Return
Company\Index Name                                               1990           1991          1992           1993           1994
- ------------------
GEOTEK COMMUNICATIONS                                           -25.00          16.67        139.26         276.16         -45.24
S&P 500 INDEX                                                    -3.11          30.47          7.62          10.08           1.32
PEER GROUP(2)                                                   -33.10          15.96         49.04          74.82          20.00
PRIOR PEER GROUP(3)                                             -15.79          30.03         49.04          74.82          20.00

Indexed\Cumulative Returns

                                                  Base
                                                 Period         Return         Return        Return         Return         Return
Company\Index Name                                1989           1990           1991          1992           1993           1994
- ------------------
GEOTEK COMMUNICATIONS                            100.00          75.00          87.50        209.35         787.50         431.25
S&P 500 INDEX                                    100.00          96.90         126.42        136.05         149.76         151.74
PEER GROUP(2)                                    100.00          66.90          77.58         76.09         143.58          85.28
PRIOR PEER GROUP(3)                              100.00          84.21         109.50        163.21         285.32         342.37

- --------------------------

(1)      This total return to shareholders model assumes reinvested dividends.

(2) The Peer Group consists of the following publicly traded companies which are engaged in providing wireless communications and/or paging services and set forth in parenthesis after the name of each company is the return year during which such company is first included in the Peer
         Group: Dialpage Inc. (1993), Metricom Inc. (1993), Nextel Communications (1993), Onecomm Corp. (1994), Pittencrieff Communications (1994), Qualcomm Inc. (1992), Racotek Inc. (1994) and Vanguard Cellular Systems (1990).

(3) The Prior Peer Group consists of the following publicly traded companies within the 3663 Standard Industrial Classification entitled "Radio, Television, Broadcast Communications Equipment":


Allen Group                   Electronics Missiles & Comm        Racal Electrs Plc - Spon ADR
AM Communications Inc         General Instrument Corp            Radyne Corp
Ampex Corp/DE -CLA            Gentner Communications             RF Monolithics Inc
Andrea Electronics Corp       Geotek Communications              Satellite Tech Mgmt Inc
Andrew Corp                   Gilat Satellite Networks Ltd       Scientific Radio Systems Inc
Antec Corp                    Glenayre Technologies Inc.         Scientific-Atlanta Inc
Applied Signal Technology     Harris Corp.                       Skysat Comm Network -CLA
Aydin Corp                    Information Res Engr Inc.          Sonar Radio Corp
C-COR Electronics Inc         Interdigital Commun Corp           Spectrian Corp
Cabre Corp                    Itron Inc.                         SSE Telecom Inc
California Amplifier Inc      Koor Industries Ltd                Stanford Telecommunications
California Microwave          Larcan-TTC Inc.                    Starsight Telecast Inc
Circuit Research Labs Inc     Lifeline Systems Inc.              Sunair Electronics Inc.
Cobra Electrs Corp            Logimetrics Inc -CLA               Symetrics Inds
Coded Communications Corp     Merrimac Industries Inc.           TCI Intl Inc
Compression Labs              Metricom Inc                       Technical Communications CP
Comtech Telecommun            Microdyne Corp                     TEE Comm Electrs Inc
Cycomm International Inc      Motorola Inc                       Tekelec
Datamarine Intl Inc           Nokia Corp -ADR                    TSX Corp
Datron Systems Inc./DE        Odetics Inc -CLA                   Vertex Communications Corp
Destron Fearing Corp          Optelecom Inc                      Video Sentry Corp
Digital Microwave Corp        Ortel Corp                         VSI Enterprises Inc
Digital Recorders Inc         Pico Products Inc.                 VTEL Corp
Discovery Technologies Inc    Qualcomm Inc                       Wavephore Inc
                                                                 Wegener Corp

                                      -23-

Committee Report on Executive Compensation

Overview and Philosophy


     During 1994, the Compensation Committee of the Board of Directors was composed of Messrs. Auch, Churchill, Eitan and Griffin. The Compensation Committee is responsible for developing and making recommendations to the Board with respect to the Corporation's executive compensation policies. In addition, the Compensation Committee, pursuant to authority delegated by the Board, determines on an annual basis the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Corporation. Decisions with respect to awards of stock options under the Corporation's 1989 Option Plan are made by the Rule 16b-3 Committee. The members of the Rule 16b-3 Committee from January through August 1994 were Messrs. Auch and Griffin. In September 1994, Mr. Auch replaced Mr. Sharer on the Rule 16b-3 Committee. The Compensation Committee and the Rule 16b-3 Committee are referred to collectively as the "Committees."


     The Corporation's Executive Compensation Program is based on guiding principles designed to align executive compensation with the values and objectives, business strategy, management initiatives, and the business and financial performance of the Corporation. In applying these principles the Committees have established a program to:

                  . Attract and retain key executives critical to the long-term success of the Corporation and each of its business groups.
                  . Reward executives for long-term strategic management and the enhancement of stockholder value.
                  . Integrate compensation programs with both the Corporation's annual and long-term strategic planning and measuring processes.
                  . Support a performance-oriented environment that rewards achievement with respect to the Corporation's goals and also as compared to others in the industry.

     Beginning in 1992, the Corporation instituted a plan designed to change the strategic focus of the Corporation from an entity primarily engaged in the defense electronics industry to an entity primarily engaged in the development of, and provision of services in connection with, wireless communication services and products. In the last several years, the Corporation has disposed of all of its defense electronics operations and acquired, in whole or in part, a number of subsidiaries which operate in the field of wireless communications. Much of the Corporation's current wireless communications operations are in an early stage, require significant capital expenditures and have generated relatively small revenues to date.

     As a consequence of the Corporation's transformation and the early stage of much of its operations, many traditional corporate performance measures are not representative of the contributions made to the Corporation by individual executive officers of the Corporation. Thus, in making compensation decisions, the Committees focus on the individual contributions of executive officers to the Corporation's strategic goals, including, but not limited to, the formation of strategic alliances, the raising of capital, the acquisition of operating subsidiaries and the execution by such officers of the Corporation's business plan. The Committees use their discretion to set executive compensation where, in their judgment, external, internal or an individual's circumstances warrant it.

     The Committees also periodically review the compensation policies of other similarly situated companies, as set forth in the proxy statements of such companies, to determine whether the Corporation's compensation decisions are competitive within the telecommunications and electronics industries, as well as with a broader group of companies of comparable size and complexity. This comparison group includes the companies included in the Peer Group and certain of the companies which comprise the Prior Peer Group included in the Performance Graph. The Committees focus on companies engaged in these industries because these are the areas where the Corporation has recently devoted, and expects to continue to devote, a substantial portion of its efforts and resources.

Executive Officer Compensation Program

     The Corporation's executive officer compensation program is comprised of base salary, long-term incentive compensation in the form of stock options and various benefits, including medical and pension plans generally available to employees of the Corporation.

     Base Salary and Bonus. Base salary levels for the Corporation's executive officers are competitively set relative to companies in the telecommunications and electronics industries and other comparable companies. In determining salaries, the Compensation Committee also takes into account individual experience and performance and specific issues particular to the Corporation. The Compensation Committee generally sets base salary for executive officers at the median to low end of the range at which comparable companies compensate their executive officers. The Compensation Committee believes that executive officers should receive a substantial potion of their compensation in the form of discretionary bonuses and stock options as these types of compensation awards better incentives executive officers to achieve long-term value for the Corporation and its stockholders. The Committees believe they have achieved a proper balance between providing enough immediate cash compensation to retain and attract top quality managers and providing long term incentives, in the form of stock options and cash bonuses, to promote long-term growth for the Corporation's stockholders.

     Stock Option Plan. The Corporation's 1989 Option Plan is the Corporation's long-term incentive plan for executive officers and key managers. The objectives of the program are to align executive and stockholder long-term interests by creating a strong and direct link between executive pay and the Corporation's performance and to enable executives to develop and maintain a significant, long-term stock ownership position in the Corporation's Common Stock.

     The Corporation's 1989 Option Plan authorizes the Board of Directors or a designated committee thereof to award stock options to key executives. The Rule 16b-3 Committee is responsible for the grant of stock options to the Corporation's executive officers. Stock options are granted at varying intervals at an option price equal to or greater than the fair market value of the Corporation's Common Stock on the date of grant, generally vest over a three-year period and have a ten-year term. Current options held by the executive officers are considered in determining the amount of awards to such executive officers. As the Committees believe that the award of stock options is the best incentive for executive officers to promote long-term growth for the Corporation's stockholders, the Committees attempt to make the grant of stock options a substantial part of the executive officers' compensation. As a result, the number of options granted to the Corporation's executive officers tend to be in the median to high range of option grants to executive officers of comparable companies. The Committees believe these relatively high option grants allow the Corporation to attract and retain quality managers while paying relatively lower cash compensation.

     Benefits. The Corporation provides medical and pension benefits to its executive officers that are generally available to the Corporation's employees. The amount of perquisites, as determined in accordance with the rules of the Commission relating to executive compensation, did not exceed 10% of salary for the 1994 fiscal year. The Compensation Committee does not consider benefits and perquisites to be a significant portion of the Corporation's executive officer compensation.

     Section 162(m) of the IRC

     In general, Section 162(m) of the IRC limits the ability of public corporations to deduct remuneration in excess of certain thresholds paid to certain executive officers. The Committees continuously monitor and review the compensation of the Corporation's highest paid executive officers to ensure that the Corporation's deduction for remuneration is not subject to the limitations imposed by Section 162(m) of the IRC. For example, remuneration to executive officers in the form of stock options is intended to qualify as performance-based compensation within the meaning of Section 162(m) of the IRC and, thus, would not be subject to deduction limitations imposed thereunder.

Chief Executive Officer Compensation

     Mr. Eitan was appointed to the position of Chief Executive Officer in 1989. During 1994, Mr. Eitan served as the President and Chief Executive Officer of the Corporation pursuant to an employment agreement which expired on March 31, 1995. Under such agreement, Mr. Eitan was paid a base salary of $225,000 per year and was entitled to receive an annual cash bonus in the amount equal to three percent of the Corporation's consolidated pre-tax income for each fiscal year in which such agreement was in effect, as determined by the Corporation's independent accountants. No bonus was payable to Mr. Eitan during 1994 pursuant to this formula. Mr. Eitan was also eligible to receive such additional bonuses (including stock grant awards and options) as determined by the Committees based upon the factors enumerated above. Mr. Eitan does not participate in the decision making of the Compensation Committee with regard to any discretionary bonuses which may be awarded to him. During 1994, Mr. Eitan received a discretionary bonus equal to $125,000. In addition, in connection with the waiver by Mr. Eitan of certain rights contained in a prior employment agreement, Mr. Eitan received options to purchase 200,000 shares of Common Stock. Finally, Mr. Eitan was granted options to purchase an additional 10,000 shares of Common Stock as compensation for his service on the Corporation's Board of Directors. This award was the same as that made to all other directors of the Corporation.

     The Committees feel that the size of Mr. Eitan's bonus and the option grants to Mr. Eitan are appropriate in light of Mr. Eitan's vital leadership in:
(i) the transformation of the Corporation's strategic focus discussed above;
(ii) the raising of capital during the last several years through, among other things, the offer and sale of Preferred Stock; (iii) acquisition and oversight of significant equity interests in several new operating subsidiaries during the last several years, including but not limited to, Speech Design Gmbh, GMSI, NB3, Cumulous Communications Company, Preussag Bundelfunk GmbH and DBF Bundelfunk GmbH & Co. Betriebs KG; and (iv) the continued development of the Corporation's wireless communications technologies and networks. Although the market price of the Corporation's Common Stock declined during 1994, the overall performance of the Corporation's Common Stock during the last several years has been very positive. The Committees attribute much of the Corporation's success to the efforts of Yaron Eitan.

     In recognition of Mr. Eitan's efforts and achievements and in order to induce Mr. Eitan to continue in the employ of the Corporation, the Corporation and Mr. Eitan entered into a new employment agreement which became effective April 1, 1995. The agreement expires on March 31, 1998. Pursuant to the agreement, Mr. Eitan will continue to serve as the President and Chief Executive Officer of the Corporation and will be paid a base salary of $250,000 during the first year thereof, $275,000 per year during the second year thereof and $320,000 per year during the third year thereof. Mr. Eitan is also entitled to receive such additional bonuses as shall be determined by the Compensation Committee in its sole discretion. Mr. Eitan was also granted, subject to the approval of the Corporation's stockholders of an amendment to the 1989 Option Plan (see Proposal III), options to purchase an aggregate of 750,000 shares of the corporation's common stock at prices ranging from $8 to $14 per share. These options vest over a three year period, with an exercise price for a substantial portion of the options at a price well above the market price of the Common Stock on the date of grant. These options are designed to provide Mr. Eitan with an additional incentive to increase the return to the Corporation's stockholders and to align Mr. Eitan's interest to those of the Corporation's stockholders. The Committees believe that the cash compensation payable and the option awards to Mr. Eitan are consistent with its policies to pay relatively lower levels of cash compensation and incentives the Corporation's executive officers with stock options, the value of which are aligned with the value generated for the Corporation's stockholders.

         Walter E. Auch
         Haynes G. Griffin

     Members of the Compensation Committee and the Rule 16b-3 Committee

         Winston Churchill
         Yaron Eitan

     Members of the Compensation Committee

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee consists of Messrs. Auch, Churchill, Eitan and Griffin. Mr. Churchill is the Corporation's Chairman and Mr. Eitan is the Corporation's President and Chief Executive Officer. The Rule 16b-3 Committee consists of Messrs. Auch and Griffin.

     In August 1991, the Board of Directors of the Corporation approved an arrangement with Yaron Eitan in connection with the relocation of his permanent residence from the Philadelphia, PA area (the former site of the Corporation's headquarters) to the Ramsey, NJ area (the site of the Corporation's new headquarters at that time), pursuant to which, among other things, Mr. Eitan received a three year $25,000 loan from the Corporation. This loan accrued interest at a rate of 8% and was repaid during 1994.

     In October 1992, Yaron Eitan purchased from the Corporation 100,000 shares of Common Stock and 100,000 warrants to purchase Common Stock, at an exercise price of $3.10 per share, for an aggregate purchase price of $185,000. Of such purchase price, $30,000 was paid in cash and the remainder was loaned by the Corporation to Mr. Eitan at an interest rate of prime plus 1%, to be paid within 12 months of the date of purchase. The term of this loan has been extended to October 1995. The outstanding balance of this loan (including accrued interest) on December 31, 1994 was $180,654.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth certain information regarding beneficial ownership (as determined in accordance with Rule 13d-3 promulgated under the Exchange Act) of the Corporation's Common and Preferred Stock as of June 6, 1995, for (a) directors and executive officers of the Corporation, (b) all directors and executive officers of the Corporation, as a group, and (c) each person who is known by the Corporation to own beneficially 5% or more of the Corporation's Common Stock. No director or executive officer of the Corporation beneficially owns any of the Corporation's Series E Preferred Stock or Series K Stock. Except as otherwise noted, each person listed below has sole voting and dispositive power with respect to the shares of Common Stock listed next to such person's name.



                                                                Total
                                                              Number of         Percentage         Percentage         Percentage
                                                              Shares of        of Class of        of Class of        of Class of
                                                                Common            Common            Series H          Series I
Directors, Nominees                  Series       Series        Stock             Stock              Stock              Stock
and Executive Officers   Common        H            I        Beneficially      Beneficially       Beneficially       Beneficially
- ----------------------   ------        -            -          Owned(1)          Owned(2)            Owned              Owned
                                                               --------          --------            -----              -----

Walter E. Auch(3)           21,891          0         0         96,891                  *                    0                 0
Yoram Bibring(4)            78,356          0         0        222,711                  *                    0                 0
George Calhoun(5)          265,161          0         0        631,941               1.22%                   0                 0
Purnendu Chatterjee(6)           0    444,445        20      5,505,510               9.66%                  100%              100%
Winston Churchill(7)     1,023,330          0         0      1,044,130               2.03%                   0                 0
John Egidio(8)                   0          0         0         20,000                  *                    0                 0
Yaron Eitan(9)             393,170          0         0      1,613,465               3.06%                   0                 0
Haynes G. Griffin(10)    2,800,000          0         0      8,095,714              14.25%                   0                 0
Oliver Hilsenrath(11)       10,000          0         0         44,678                  *                    0                 0
Richard Krants(12)         462,573          0         0        510,073                  *                    0                 0
Richard T. Liebhaber             0          0         0              0                  0%                   0                 0
Haim Rosen(13)           1,200,000          0         0      1,220,000               2.37%                   0                 0
Kevin W. Sharer(8)               0          0         0         50,000                  *                    0                 0
Andrew Siegel(14)              400          0         0         47,900                  *                    0                 0
William Spier(15)          696,353          0         0        716,353               1.39%                   0                 0


All directors and
executive                6,951,234    444,445        20     19,819,339              30.81%                  100%              100%
officers as a group
(15 persons)(16)

Other Beneficial
- ----------------
Owners
- ------
S-C Rig Investments-III,
L.P.(17)                         0    444,445        20     5,295,510                9.32%                  100%              100%
Vanguard Cellular
Systems, Inc.(18)        2,800,000          0         0     8,085,714               14.24%                    0%                0%

- -----------------------
*Less than 1%

(1) The Series H Stock is, under certain circumstances, convertible into Common Stock by dividing (i) the sum of the $90.00 per share stated value and any dividend arrearages by (ii) $9.00 per share (as adjusted from time to time for certain events of dilution). As of April 25, 1995, each share of Series H Stock was convertible into ten shares of Common Stock. The Series I Stock is, under certain circumstances, convertible into Common Stock by dividing (x) the sum of $500,000 per share stated value and any dividend arrearages by (y) $11.75 per share

         (as adjusted from time to time for certain events of dilution). As of April 25, 1995, the Series I Stock was convertible into 42,553 shares of Common Stock. The number of shares indicated in each column refer only to issued and outstanding shares of such class or series.

(2) The percentage column represents the percentage of Common Stock beneficially owned, calculated in accordance with the Exchange Act, whether presently issued and outstanding or reserved for issuance pursuant to conversion or exercise of acquisition rights.

(3) Mr. Auch currently holds 75,000 options which are immediately exercisable.

(4) Mr. Bibring currently holds 94,999 options which are immediately exercisable and warrants to acquire an additional 49,356 shares of Common Stock.

(5) Mr. Calhoun currently holds warrants to acquire up to 100,000 shares of Common Stock and 266,780 options which are immediately exercisable.


(6) Dr. Chatterjee is an affiliate of S-C Rig and, as such, may be deemed to beneficially own those securities held by S-C Rig. S-C Rig is the record owner of 444,445 shares of Series H Stock and 20 shares of Series I Stock, convertible in accordance with the Certificate of Designation for such series into 4,444,450 shares of Common Stock and 851,060 shares of Common Stock, respectively. Dr. Chatterjee is also deemed to beneficially own options to purchase 200,000 shares held by one of his affiliates, XTEC International, Inc. Dr. Chatterjee also holds 10,000 options which are immediately exercisable. Mr. Chatterjee's address is 888 7th Avenue, Suite 3300, New York, New York 10106.


(7) Mr. Churchill is principal of CIP Capital Management, Inc., the general partner of CIP Capital, L.P. ("CIP"), and, as such, may be deemed to beneficially own those securities held by CIP. CIP is the record holder of 636,836 shares of Common Stock and 10,800 options. Mr. Churchill also holds 10,000 options which are immediately exercisable. Does not include 155,134 shares of Common Stock held by a trust for the benefit of Mr. Churchill's son of which shares Mr. Churchill disclaims beneficial ownership.

(8) Consists of shares issuable upon options which are currently exercisable.

(9) Mr. Eitan currently holds 905,000 options which are immediately exercisable. He also holds other warrants to purchase an aggregate of 315,295 shares of Common Stock.


(10) Mr. Griffin is President of Vanguard and, as such, may be deemed to beneficially own these securities held by Vanguard. Vanguard is the record owner of the 2,800,000 shares of Common Stock indicated. Vanguard also holds options to acquire up to an additional 5,285,714 shares of Common Stock. See Note (13) below and "Certain Relationships and Related Transactions." Mr. Griffin also holds 10,000 options which are immediately exercisable. Mr. Griffin's address is 2002 Pisgah Church Road, Suite 300, Greensboro, North Carolina 27408.


(11)     Mr. Hilsenrath currently holds 44,678 options.


(12) Includes 47,500 options which are immediately exercisable and 2,700 shares held by Mr. Krants' children.

(13) Mr. Rosen is Vice-President of Tadiran, Ltd. ("Tadiran") and, as such, may be deemed to beneficially own those securities held by Tadiran. However, Mr. Roser disclaims beneficial ownership of the shares of Common Stock held by Tadiran. Tadiran is the record owner of the 1,200,000 shares of Common Stock indicated. Mr. Rosen also holds 20,000 options which are immediately exercisable.

(14)     Includes 47,500 options which are immediately exercisable.

(15) Mr. Spier currently holds 20,000 options which are immediately exercisable.

(16) Includes 17,542,422 shares of Common Stock issuable upon the conversion of Series H Stock, Series I Stock and the exercise of currently exercisable warrants and options.

(17) S-C Rig holds 444,445 shares of Series H Stock and 20 shares of Series I Stock, convertible in accordance with the Certificate of Designation of such series into 4,444,450 shares of Common Stock and 851,060 shares of Common Stock, respectively.

(18) In addition to the shares of Common Stock indicated, Vanguard holds options to acquire up to an additional 5,285,714 shares of Common Stock. The Corporation and Vanguard have entered into an agreement pursuant to which Vanguard will purchase 531,462.5 shares of the Corporation's Series L Cumulative Convertible Preferred Stock (the "Series L Stock") on September 1, 1995, with each share of Series L Stock convertible into one share of Common Stock. See "Certain Relationships and Related Transactions."

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     Set forth below is a description concerning transactions which may not otherwise be described herein by and between the Corporation and/or its affiliates and other persons or entities affiliated with the Corporation or its affiliates. The Corporation is of the view that each of such transactions was on terms no less favorable to the Corporation than would otherwise have been available to the Corporation in transactions with unaffiliated third parties, if available at all.

     In February 1992, George Calhoun purchased from the Corporation 100,000 shares of Common Stock and 100,000 warrants to purchase Common Stock, at an exercise price of $3.10 per share, for an aggregate purchase price of $185,000. Of such purchase price, $35,000 was paid in cash and the remainder was loaned by the Corporation to Mr. Calhoun at an interest rate of 7%. The largest amount of indebtedness owed by Mr. Calhoun to the Corporation during 1994 pursuant to this loan was $150,000. Mr. Calhoun repaid this loan in 1994.

     On December 15, 1993, the Corporation sold 444,445 shares of Series H Stock to S-C Rig, an entity affiliated with Messrs. George Soros and Purnendu Chatterjee, a director of the Corporation, for an aggregate consideration of $40,050,000. In connection with this transaction, the Corporation entered into a consulting agreement with Valcoflex Management Co. an affiliate of S-C Rig ("Valcoflex"), pursuant to which Valcoflex will provide certain advisory services for a fee of $25,000 per month. The agreement terminates on the earlier to occur of December 15, 2000 and such date that S-C Rig or one of its affiliates no longer beneficially owns 50% of the shares of the Common Stock into which the Series H Stock converts (calculated on a fully diluted basis).

     On January 27, 1994, pursuant to an Agreement and Plan of Merger (the "Metro Net Agreement") with Metro Net Systems, Inc. ("Metro Net") and Metro Net's shareholders dated December 9, 1993, the Corporation issued 3,112,500 shares of Common Stock to the shareholders of Metro Net upon the merger of Metro Net into a newly formed wholly-owned subsidiary of the Corporation (the "Merger"). Pursuant to the terms of the Metro Net Agreement, Richard Krants, the President and Chief Executive Officer of Metro Net prior to the transaction, was appointed to the Corporation's Board of Directors at the effective time of the Merger. In connection with this transaction, the Corporation entered into a consulting agreement with Mr. Krants pursuant to which he agreed to provide consulting services related to the management and construction of the Corporation's Specialized Mobile Radio networks in exchange for annual consideration of $75,000 and an option to purchase 75,000 shares of Common Stock at a price of $9.50 per share vesting over three years. This consulting agreement is scheduled to terminate in December 1995.

     On February 23, 1994, pursuant to a Stock Purchase Agreement (the "Purchase Agreement") between the Corporation and Vanguard dated December 29, 1993, the Corporation sold 2.5 million shares of Common Stock to Vanguard for a total of $30 million. Vanguard was also granted the right to invest up to an additional $167 million in a series of related non-transferable options (together, the "Options") to purchase additional shares of Common Stock at prices ranging from $15.00 to $18.00 per share over an approximately 48-month period following the Initial Investment.

     Pursuant to the Purchase Agreement, Vanguard nominated Haynes G. Griffin, the President and Chief Executive Officer of Vanguard, to the Board of Directors of the Corporation. In certain circumstances, Vanguard will have the right to elect one or more additional directors.

     Vanguard was granted certain registration rights with respect to the shares of Common Stock which it purchased and the shares of Common Stock issuable upon exercise of the Options. In addition, Vanguard was granted preemptive rights to purchase any voting securities of the Corporation, at the same price and same terms as the Corporation may offer to third parties, in an amount sufficient to maintain Vanguard's percentage interest in the voting securities of the Corporation on a fully diluted basis.

     Vanguard has agreed not to acquire securities of the Corporation prior to February 23, 1996 without approval of a majority of the Corporation's Board of Directors if such acquisition would result in Vanguard holding in excess of 20.1% of the outstanding voting securities of the Corporation on a fully diluted basis, provided, however, that Vanguard may acquire not more than an additional 5% of the outstanding voting securities of the Corporation on a fully diluted basis without approval of the Corporation's Board of Directors if all unexpired Options are out-of-the- money. Additionally, the Corporation shall have the right of first offer, prior to February 23, 1998, on any proposed sale of the shares of Common Stock held by Vanguard if such sale is in an amount equal to or greater than 10% of the Corporation's outstanding Common Stock.

     The Corporation also entered into a five-year management consulting agreement with Vanguard, pursuant to which Vanguard provides operational and marketing support to the Corporation for an aggregate of 1.5 million shares of Common Stock. In February 1995, the Corporation issued 300,000 shares of Common Stock to Vanguard pursuant to this agreement. Such agreement will terminate, and the compensation paid thereunder shall cease, upon Vanguard's failure to exercise any of the Options.


     On May 25, 1995, Vanguard agreed to purchase 531,462.5 shares of the Corporation's Series L Stock on September 1, 1995 (the "Funding Date") for an aggregate purchase price of $5 million. This transaction was entered into at the same time that Toronto Dominion Investments, Inc. ("TDI"), an entity not affiliated with the Corporation or Vanguard, also agreed to purchase 531,462.5 shares of Series L Stock at the same purchase price. Each share of Series L Stock will be convertible into one share of Common Stock. Each share of Series L Stock also will entitle the holder thereof to certain voting rights, including the right to vote on all matters voted on by holders of Common Stock as if such Series L Stock had already been converted. The stated value of the Series L Stock will be $9.408 per share, with a cumulative annual preferred dividend of 7.5% of the stated value thereof, payable quarterly through and including the date in which the Series L Stock is no longer issued and outstanding. The dividends may be paid in shares of Series L Stock.


     The Corporation may, at its option, call the Series L Stock for mandatory conversion into Common Stock at any time after the average closing price of the Common Stock is greater than $14.11 (subject to certain adjustments for changes in the number of shares outstanding) for any forty-five trading days within any period of sixty trading days. The redemption price will be payable in cash or shares of Common Stock at the Corporation's option.


     The Corporation also granted Vanguard certain registration rights with respect to the shares of Common Stock issuable by the Corporation upon conversion of the Series L Stock and any other shares of Common Stock acquired by Vanguard. In addition, upon the occurrence of certain events of default, the number of directors constituting the Board of Directors of the Corporation will be automatically increased by two and the holders of the Series L Stock will have the right to elect the two additional directors.

     In connection with Vanguard's purchase of the Series L Stock, the Corporation agreed to modify the terms of the Options granted to Vanguard under the Purchase Agreement. Pursuant to these modifications, the total number of shares of Common Stock subject to the Options were decreased from 10,000,000 shares to 5,285,714 shares so that Vanguard holds options to purchase 1,000,000 shares of Common Stock at $15.00 per share and 1,714,285 shares of Common Stock at $16.00 per share expiring on the first anniversary of the Funding Date and options to purchase 2,571,429 shares of Common Stock at $17.00 per share expiring on the second anniversary of the Funding Date. In the event any Options expire unexercised, all remaining Options will automatically expire.


     In April 1994, the Corporation sold to S-C Rig, in a private placement, 20 shares of Series I Stock for an aggregate purchase price of $10 million. Each share of Series I Stock is convertible into 42,553 shares of Common Stock.

Each share of Series I Stock also entitles the holder thereof to certain voting rights, including the right to vote on all matters voted on by holders of Common Stock as if such Series I Stock had already been converted. The stated value of the Series I Stock is $500,000 per share, with a cumulative annual preferred dividend of 7% of the stated value thereof, payable quarterly for a five-year period.

     The Corporation may, at its option, call the Series I Stock for mandatory conversion into Common Stock at any time after the average closing price of the Common Stock is greater than $17.63 (subject to certain adjustments for changes in the number of shares outstanding) for any twenty trading days within any period of thirty consecutive trading days. The redemption price is payable in cash or shares of Common Stock at the Corporation's option.

     Pursuant to the Stock Purchase Agreement, the S-C Rig shall have certain registration rights with respect to the shares of Common Stock issuable by the Corporation upon conversion of the Series I Stock and any other shares of Common Stock acquired by the Soros Group. In addition, upon the occurrence of certain events of default, the number of directors constituting the Board of Directors of the Corporation will be automatically increased by two and the holders of the Series I Stock will have the right to elect the two additional directors.


     During 1994, the Corporation engaged Kevin Sharer, a director of the Corporation, to provide certain advisory services with respect to the Corporation's marketing and distribution strategies and operations. In exchange for these services, the Corporation granted Mr. Sharer options to purchase 40,000 shares of the Corporation's Common Stock at $10.87 per share (the market price of the Corporation's Common Stock on the date of grant), which options vest over three years.


     During 1994, the Corporation entered into a joint venture with XTEC International, Inc. ("XTEC"), an affiliate of Purnendo Chatterjee, to pursue the acquisition of trunked mobile radio licenses in India. The Corporation and XTEC each own 50% of this joint venture. This joint venture terminates if no license has been granted to the joint venture by June 30, 1995, unless the Corporation and XTEC mutually agree to extend the term of the joint venture. The Corporation issued XTEC options to purchase 200,000 shares of its Common Stock at a price of $9.25 per share in connection with the formation of this joint venture. These options are exercisable for a period of five years. In the event the joint venture is granted a trunked mobile radio license in India, the Corporation will grant XTEC a five year option to purchase an additional 250,000 shares of Common Stock at a price of $9.25 per share.

     In September 1994, the Corporation entered into a Stock Purchase Agreement by and among the Company, Mobile Message Service of Texas, Inc. ("MMS"), Richard Krants, Lance Alfieri and Eric Ferrara pursuant to which the Company purchased all of the outstanding stock of MMS for an aggregate purchase price of $750,000 and assumed substantially all of the outstanding liabilities of MMS. Richard Krants, a director of the Corporation, owned 37.5% of the outstanding shares of capital stock of MMS.

     All financial terms of the transactions described above resulted from negotiations between the parties. All future transactions between the Corporation and affiliates of the Corporation will be on terms intended to be no less favorable to the Corporation than could have been realized in an arm's-length transaction with unaffiliated parties and will be approved by a majority of the disinterested directors.

                             STOCKHOLDER PROPOSALS

Stockholder Proposals for the Annual Meeting

     Any stockholder who intends to present a proposal for consideration at the Annual Meeting, must have, on or before December 16, 1994, submitted his proposal to the Corporation and notified the Corporation that he intended to appear personally at the Annual Meeting to present his proposal. Reference is made to Rule 14a-8 under the Exchange Act for information concerning the content and form of such proposal and the manner in which such proposal must made.

Nominations of Persons for Election as Directors at the Annual Meeting

     Nominations for election to the Board of Directors at the Annual Meeting must have been made in writing by a stockholder entitled to vote at the Annual Meeting and addressed to Secretary, Geotek Communications, Inc., 20 Craig Road, Montvale, New Jersey 07645. Nominations for the Annual Meeting must have been received by the Secretary on or before December 16, 1994. Any such nomination must have been accompanied by (i) the name and address of each nominee and a description of each nominee's business or professional background; and (ii) the consent of each nominee to serve as a director of the Corporation if so elected.

Stockholder Proposals for the 1996 Annual Meeting

     Any stockholder who intends to present a proposal for consideration at the Corporation's 1996 Annual Meeting of stockholders must, on or before _____________, 1995, submit his proposal to the Corporation and notify the Corporation that he intends to appear personally at the Corporation's 1996 Annual Meeting of Stockholders to present his proposal in order to have the Corporation consider the inclusion of such proposal in the Corporation's 1996 proxy statement and form of proxy relating to the 1996 Annual Meeting. Reference is made to Rule 14a-8 under the Exchange Act for information concerning the content and form of such proposal and the manner in which such proposal must be made.

Nominations of Persons for Election as Directors at the 1996 Annual Meeting

     Nominations for election to the Board of Directors at the Corporation's 1996 Annual Meeting of Stockholders may be made only in writing by a stockholder entitled to vote at the 1996 Annual Meeting of stockholders and must be addressed to the Secretary, Geotek Communications, Inc., 20 Craig Road, Montvale, New Jersey 07645. All nominations must be received by the Secretary on or before ____________, 1995, and must be accompanied by the information described in items (i) and (ii) above concerning nominations for election to the Board of Directors at the 1996 Annual Meeting. See "Nominations of Persons for Election as Directors at the Annual Meeting."


                              GENERAL INFORMATION

Annual Report

     A copy of the Corporation's Annual Report to Stockholders for fiscal 1994 has been furnished to stockholders with the mailing of this Proxy Statement.

Form 10-K

     Upon written request of any person who on June 21, 1995 was a record owner of the Corporation's Common Stock or Preferred Stock or who represents in good faith that he or she was on such date a beneficial owner of such Common Stock or Preferred Stock entitled to vote at the Annual Meeting, the Corporation will send to such person, without charge, a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 1994 as filed with the Securities and Exchange Commission. Requests for this report should be directed to:

          Andrew Siegel, Secretary
          Geotek Communications, Inc.
          20 Craig Road
          Montvale, New Jersey 07645



                                 OTHER MATTERS

     Management does not know of any other matters to come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons designated as proxies to vote in accordance with their best judgment on such matters.

                                             By Order of the Board of Directors,


                                             Andrew D. Siegel
                                             Secretary

     IT IS IMPORTANT THAT, IF YOU ARE A HOLDER OF SHARES OF COMMON STOCK OR PREFERRED STOCK, YOU RETURN YOUR SIGNED PROXY PROMPTLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF YOU ARE A HOLDER OF SHARES OF COMMON STOCK OR PREFERRED STOCK, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. JUNE __, 1995

                                                                      APPENDIX A

                          GEOTEK COMMUNICATIONS, INC.
                             1989 STOCK OPTION PLAN
                             (amended and restated)

          1. Purpose. Geotek Communications, Inc., a Delaware corporation (the "Company"), hereby adopts the Geotek Communications, Inc. 1989 Stock Option Plan effective January 15, 1989, as amended (the "Plan"). The Plan is intended as an additional incentive to employees and non-employee members of the Board of Directors ("Non-Employee Directors") to enter into or remain in the employ of the Company or any Affiliate (as defined below) or to serve on the Board of Directors of the Company or any Affiliate and to devote themselves to the Company's success by providing them with an opportunity to acquire or increase their proprietary interest in the Company through receipt of rights (the "Options") to acquire the Company's Common Stock, par value $0.01 (the "Common Stock"). No Option granted under the Plan is intended to be an incentive stock option within the meaning of section 422(b) of the Internal Revenue Code of 1986 (the "Code") for federal income tax purposes. For purposes of the Plan, the term "Affiliate" shall mean a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of section 424(e) or (f) of the Code.

          2. Administration. The Plan shall be administered by the Board of Directors of the Company; however, subject to compliance with any applicable by-law or agreement binding upon the Company, the Board of Directors may designate a committee composed of two or more of its members to operate and administer the Plan in its stead. The committee or the Board of Directors in its administrative capacity with respect to the Plan is referred to as the "Committee."

          (a) Meetings. The Committee shall hold meetings at such times and places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

          (b) Grants. (1) The Committee shall from time to time at its discretion direct the Company to grant Options pursuant to the terms of the Plan. The Committee shall have plenary authority to determine the persons to whom and the times at which Options shall be granted, the number of Option Shares (as defined in Section 4) to be granted and the price and other terms and conditions of the Options subject to the express provisions of the Plan. In making such determinations the Committee may take into account the nature of the person's services and responsibilities, his present and potential contribution to the Company's success and such other factors as it may deem relevant. The interpretation and construction by the Committee of any provision of the Plan or of any Option granted under it shall be final, binding and conclusive.

               (2) Non-employee Directors shall be granted Options solely in accordance with this Section 2(b)(2):

                    (i) On the date of the first meeting of the Board of Directors held in September 1994, and thereafter at the first meeting of the Board of Directors following each annual meeting of stockholders, Non-Employee Directors then in office shall be granted Options to purchase 10,000 Option Shares (subject to adjustment as provided in Section 8 of this Plan).

                    (ii) Options granted under this Section 2(b)(2) shall be immediately exercisable and shall have an Option Price equal to 100% of the closing price of the Company's common stock as reported on the NASDAQ/NMS on the trading day immediately prior to the day of such meeting.

                    (iii) Notwithstanding any other provision of the Plan, this Section 2(b)(2) may not be amended more than once every six months, except for amendments necessary to conform the plan to changes in the provisions of the Code or the Employee Retirement Income Security Act of 1974 ("ERISA"), or the rules promulgated thereunder.

                    (iv) Except as otherwise provided in this Section 2(b)(2), Options granted to Non-Employee Directors shall be subject to the provisions of the Plan applicable to Options granted to employees.

                    (v) The provisions of this Section 2(b)(2) are intended to operate automatically and not require administration. To the extent that any administrative determinations may be required, such determination shall be made by a member or members of the Board of Directors who is/are not eligible to be granted Options under this Section 2(b)(2), but in no event shall such determinations affect the eligibility of Non-Employee Directors, the determination of the Option Price, the timing of the grants or the number of Option Shares subject to Options hereunder.

                    (vi) All Options granted pursuant to this Section 2(b)(2) are subject to approval of the amendment to the Plan adding this Section 2(b)(2) by the holders of a majority of the shares of the Common Stock of the Company, present or represented by proxy in a separate vote, at a duly held meeting of the stockholders of the Company within twelve months after the date of the adoption of this Section 2(b)(2) by the Board of Directors. No Option granted hereunder shall be exercisable until and unless this Section 2(b)(2) is so approved by the stockholders of the Company. If this Section 2(b)(2) is not so approved by stockholders, all Options granted hereunder shall terminate and be of no force or effect.

          (c) Exculpation. No member of the Board of Directors or of the Committee shall be personally liable to the Company, its stockholders, persons to whom Options may or have been granted or any other person for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options under it, except (i) for breach of such person's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under section 174 of the General Corporation Law of the State of Delaware or
(iv) for any transaction from which such person derived an improper personal benefit.

          (d) Indemnification. Each member of the Board of Directors or of the Committee shall be entitled without further act on his part to indemnity from the Company to the fullest extent provided by applicable law and the Company's Certificate of Incorporation and/or By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options under it in which he may be involved by reason of his being or having been a member of the Board of Directors or the Committee, whether or not he continues to be such member of the Board or the Committee at the time of the action, suit or proceeding.

          3. Eligibility. All employees and non-employee members of the Board of Directors of the Company or its Affiliates (together, the "Optionees") shall be eligible to receive Options hereunder. The Committee, in its sole discretion, shall determine whether an individual qualifies as an Optionee. An Optionee may receive more than one option, but only on the terms and subject to the restrictions of the Plan.

          4. Option Shares. The aggregate maximum number of shares of the Common Stock for which Options may be issued under the Plan is 4,500,000 shares, adjusted as provided in Section 8 (the "Option Shares"). Option Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. If any outstanding Option granted under the Plan expires, lapses or is terminated for any reason, the Option Shares allocable to the unexercised portion of such Option may again be the subject of an Option granted pursuant to the Plan.

          5. Term of Plan. The Plan is effective on January 15, 1989, the date on which it was adopted by the Board of Directors. The Plan shall continue in effect until such time as it is terminated by the Board of Directors.

          6. Terms and Conditions of Options. Options granted pursuant to the Plan shall be evidenced by written documents (the "Option Documents") in such form as the Committee shall from time to time approve, which Option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions which the Committee shall from time to time require which are not inconsistent with the terms of the Plan.

          (a) Number of Option Shares. Each Option Document shall state the number of Option Shares to which it pertains.

          (b) Option Price. Each Option Document shall state the price at which Option Shares may be purchased (the "Option Price").

          (c)  Medium of Payment.  An Optionee shall pay for Option Shares
(i) in cash, (ii) by certified check payable to the order of the Company, or
(iii) by such other mode of payment as the Committee may approve.

          (d) Termination of Options. No Option shall be exercisable after the first to occur of the following:

               (i) Expiration of the Option term specified in the Option Document, which term shall not exceed ten years;

               (ii) Expiration of three years from the date the Optionee's employment or service with the Company or its Affiliates terminates for any reason other than as specified in subsection 6(d) (iii) or (iv), below;

               (iii) The date set by the Committee to be an accelerated expiration date in the event of the occurrence of a transaction or series of related transactions in which (A) the Company is dissolved or liquidated or sells substantially all of its operating assets, (B) the Company is not the surviving or acquiring entity or (C) the Company becomes an 80% or more owned subsidiary of another company, in which case the Committee may take whatever other action with respect to the Option, including acceleration of any exercise provisions, it deems necessary or desirable; or

               (iv) A finding by the Committee, after full consideration of the facts Presented on behalf of both the Company and the Optionee, that the Optionee has breached his employment or service contract or arrangement with the Company or an Affiliate, or has been engaged in any sort of disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment or service or has disclosed trade secrets or confidential information of the Company or an Affiliate. In such event, in addition to immediate termination of the Option, the Optionee, upon a determination by the Committee, shall automatically forfeit all Option Shares for which the Company has not yet delivered the share certificates upon refund by the Company of the Option Price. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture.

          (e) Transfers. No option granted under the Plan may be transferred, except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder. During the lifetime of the person to whom an Option is granted, such Option may be exercised only by him or his legal representative in the event of his incompetence.

          (f) Other Provisions. The Option Documents shall contain such other provisions including, without limitation, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

          (g) Amendment. The Committee shall have the right to amend Option Documents issued to an Optionee subject to his consent, except that the consent of the Optionee shall not be required for any amendment made under subsection 6(d)(iii).

          7. Exercise. No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and of payment in full of the Option Price for the Option Shares to be purchased. Each such notice shall specify the number of Option Shares to be purchased and shall (unless the Option Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933, as amended (the "Act")), contain the Optionee's acknowledgment in form and substance satisfactory to the Company that (a) such Option Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (b) the Optionee has been advised and understands that (i) the Option Shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Option Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, (c) such Option Shares may not be transferred without compliance with all applicable federal and state securities laws, and (d) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the above, should the Company be advised by counsel that issuance of shares should be delayed pending (A) registration under federal or state securities laws or (B) the receipt of an opinion that an appropriate exemption therefrom is available, the Company may defer exercise of any Option granted hereunder until either such event in (A) or
(B) has occurred.

          8. Adjustments on Changes in Capitalization. The aggregate number of shares and class of shares as to which Options may be granted hereunder, the number of shares covered by each outstanding Option and the Option Price thereof shall be appropriately adjusted in the event of a stock dividend, stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation of the Common Stock or a recapitalization or other capital adjustment (not including the issuance of Common Stock on the conversion of other securities of the Company which are convertible into Common Stock) affecting the Common Stock which is effected without receipt of consideration by the Company. The Committee shall have authority to determine the adjustments to be made under this Section and any such determination by the Committee shall be final, binding and conclusive.

          9. Amendment of the Plan. The Board of Directors of the Company may amend the Plan from time to time in such manner as it may deem advisable. However, no amendment to the Plan shall adversely affect any outstanding Option without the consent of the Optionee.

          10. No Continued Involvement. The grant of an Option pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Affiliate to retain the Optionee in the employ of the Company or an Affiliate or as a member of the Company's Board of Directors or in any other capacity.

          11. Withholding of Taxes. Whenever the Company proposes or is required to deliver or transfer Option Shares in connection with the exercise of an Option, the Company shall have the right (a) to require the recipient to remit or otherwise make available to the Company an amount sufficient to satisfy any foreign, federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Option Shares or (b) to take whatever action it deems necessary to protect its interests with respect to tax liabilities, including, without limitation, withholding a portion of any Option Shares otherwise deliverable pursuant to the Plan. The Company's obligation to make any delivery or transfer of Option Shares shall be conditioned on the Optionee's compliance with any withholding requirement to the Company's satisfaction.

[WHITE CARD]


                          GEOTEK COMMUNICATIONS, INC.
                     FOR THE HOLDERS OF GEOTEK COMMON STOCK
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
              1995 Annual Meeting of Stockholders - July 31, 1995


     The undersigned stockholder of GEOTEK COMMUNICATIONS, INC. (the "Corporation"), revoking all previous proxies, hereby appoints ANDREW D. SIEGEL and BETTINA STONE, and each of them acting individually, as proxies of the undersigned, and authorizes either or both of them to vote all shares of the Corporation's Common Stock held of record by the undersigned as of the close of business on June 21, 1995 at the 1995 Annual Meeting of Stockholders of the Corporation to be held on July 31, 1995, at 2:00 P.M., local time, at the Doubletree Hotel, Broad Street at Locust, Philadelphia, Pennsylvania, and at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), according to the votes the undersigned would be entitled to cast if then personally present.


     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL I, "FOR" THE ITEM LISTED IN PROPOSAL II, "FOR" THE ITEM LISTED IN PROPOSAL III, "FOR" THE ITEM LISTED IN PROPOSAL IV AND "FOR" THE FIFTH MATTER SET FORTH BELOW.

PROPOSAL I:

1.   |_|      FOR all nominees for director named below.

     |_|      WITHHOLD AUTHORITY to vote

     |_| FOR all nominees for director named below, except WITHHOLD AUTHORITY to vote for the nominee(s) whose name(s) is(are) lined through.

              Nominees: WALTER E. AUCH, GEORGE CALHOUN, PURNENDU CHATTERJEE, WINSTON J. CHURCHILL, YARON EITAN, HAYNES G. GRIFFIN, RICHARD KRANTS, RICHARD T. LIEBHABER, HAIM ROSEN, KEVIN W. SHARER AND WILLIAM SPIER will be considered nominees for election at the Annual Meeting.

PROPOSAL II:


2. The Amendment to the Corporation's Certificate of Incorporation to increase the number of authorized shares of Common Stock to 99,000,000 shares of Common Stock.


      |_|     FOR            |_|      AGAINST          |_|      ABSTAIN

PROPOSAL III:

3.   The Amendments to the Corporation's 1989 Stock Option Plan.

      |_|     FOR            |_|      AGAINST          |_|      ABSTAIN

PROPOSAL IV:

4. The ratification of Coopers & Lybrand L.L.C. as the Corporation's independent accountants for the 1995 fiscal year.

      |_|     FOR            |_|      AGAINST          |_|      ABSTAIN


5. The authority of the proxies, in their discretion, to vote on such other business as may properly come before the Annual Meeting, or any adjournment(s) thereof.

      |_|     FOR            |_|      ABSTAIN


     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said proxies may do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted regardless of whether the stockholder's name is signed as set forth below or a seal affixed or the description, authority or capacity of the person signing is given or any other defect of signature exists.

                             DATED: __________________________________, 1995



                             __________________________________________(SEAL)
                             (Stockholder's Signature)



                             ___________________________________________(SEAL)
                             (Stockholder's Signature)

               Please sign this proxy exactly as the name appears in the address above. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. If signer is a corporation, please sign the full corporate name and an authorized officer should sign his name and title and affix the corporate seal.

NOTE: PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT TO THE CORPORATION. Please complete, sign and date this proxy and return it promptly regardless of whether you plan to attend the Annual Meeting.

[PINK CARD]


                          GEOTEK COMMUNICATIONS, INC.
   FOR THE HOLDERS OF GEOTEK SERIES H CUMULATIVE CONVERTIBLE PREFERRED STOCK
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
              1995 Annual Meeting of Stockholders - July 31, 1995


     The undersigned stockholder of GEOTEK COMMUNICATIONS, INC. (the "Corporation"), revoking all previous proxies, hereby appoints ANDREW D. SIEGEL and BETTINA STONE, and each of them acting individually, as proxies of the undersigned, and authorizes either or both of them to vote all shares of the Corporation's Series H Cumulative Convertible Preferred Stock held of record by the undersigned as of the close of business on June 21, 1995 at the 1995 Annual Meeting of Stockholders of the Corporation to be held on July 31, 1995, at 2:00 P.M., local time, at the Doubletree Hotel, Broad Street at Locust, Philadelphia, Pennsylvania, and at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), according to the votes the undersigned would be entitled to cast if then personally present.


     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL I, "FOR" THE ITEM LISTED IN PROPOSAL II, "FOR" THE ITEM LISTED IN PROPOSAL III, "FOR" THE ITEM LISTED IN PROPOSAL IV AND "FOR" THE FIFTH MATTER SET FORTH BELOW.

PROPOSAL I:

1.   |_|      FOR all nominees for director named below.

     |_|      WITHHOLD AUTHORITY to vote

     |_| FOR all nominees for director named below, except WITHHOLD AUTHORITY to vote for the nominee(s) whose name(s) is(are) lined through.

              Nominees: WALTER E. AUCH, GEORGE CALHOUN, PERNUNDU CHATTERJEE, WINSTON J. CHURCHILL, YARON EITAN, HAYNES G. GRIFFIN, RICHARD KRANTS, RICHARD T. LIEBHABER, HAIM ROSEN, KEVIN W. SHARER AND WILLIAM SPIER will be considered nominees for election at the Annual Meeting.

PROPOSAL II:


2. The Amendment to the Corporation's Certificate of Incorporation to increase the number of authorized shares of Common Stock to 99,000,000 shares of Common Stock.


      |_|     FOR            |_|      AGAINST          |_|      ABSTAIN

PROPOSAL III:

3.   The Amendments to the Corporation's 1989 Stock Option Plan.

      |_|     FOR            |_|      AGAINST          |_|      ABSTAIN

PROPOSAL IV:

4. The ratification of Coopers & Lybrand L.L.C. as the Corporation's independent accountants for the 1995 fiscal year.

      |_|     FOR            |_|      AGAINST          |_|      ABSTAIN


5. The authority of the proxies, in their discretion, to vote on such other business as may properly come before the Annual Meeting, or any adjournment(s) thereof.

      |_|     FOR            |_|      ABSTAIN


     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said proxies may do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted regardless of whether the stockholder's name is signed as set forth below or a seal affixed or the description, authority or capacity of the person signing is given or any other defect of signature exists.

                                     DATED:_____________________________, 1995



                                     ____________________________________(SEAL)
                                     (Stockholder's Signature)



                                     ____________________________________(SEAL)
                                     (Stockholder's Signature)

               Please sign this proxy exactly as the name appears in the address above. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. If signer is a corporation, please sign the full corporate name and an authorized officer should sign his name and title and affix the corporate seal.

NOTE: PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT TO THE CORPORATION. Please complete, sign and date this proxy and return it promptly regardless of whether you plan to attend the Annual Meeting.

[BLUE CARD]


                          GEOTEK COMMUNICATIONS, INC.
   FOR THE HOLDERS OF GEOTEK SERIES I CUMULATIVE CONVERTIBLE PREFERRED STOCK
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
              1995 Annual Meeting of Stockholders - July 31, 1995


     The undersigned stockholder of GEOTEK COMMUNICATIONS, INC. (the "Corporation"), revoking all previous proxies, hereby appoints ANDREW D. SIEGEL and BETTINA STONE, and each of them acting individually, as proxies of the undersigned, and authorizes either or both of them to vote all shares of the Corporation's Series I Cumulative Convertible Preferred Stock held of record by the undersigned as of the close of business on June 21, 1995 at the 1995 Annual Meeting of Stockholders of the Corporation to be held on July 31, 1995, at 2:00 P.M., local time, at the Doubletree Hotel, Broad Street at Locust, Philadelphia, Pennsylvania, and at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), according to the votes the undersigned would be entitled to cast if then personally present.


     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL I, "FOR" THE ITEM LISTED IN PROPOSAL II, "FOR" THE ITEM LISTED IN PROPOSAL III, "FOR" THE ITEM LISTED IN PROPOSAL IV AND "FOR" THE FIFTH MATTER SET FORTH BELOW.

PROPOSAL I:

1.   |_|      FOR all nominees for director named below.

     |_|      WITHHOLD AUTHORITY to vote

     |_| FOR all nominees for director named below, except WITHHOLD AUTHORITY to vote for the nominee(s) whose name(s) is(are) lined through.

              Nominees: WALTER E. AUCH, GEORGE CALHOUN, PERNUNDU CHATTERJEE, WINSTON J. CHURCHILL, YARON EITAN, HAYNES G. GRIFFIN, RICHARD KRANTS, RICHARD T. LIEBHABER, HAIM ROSEN, KEVIN W. SHARER AND WILLIAM SPIER will be considered nominees for election at the Annual Meeting.

PROPOSAL II:


2. The Amendment to the Corporation's Certificate of Incorporation to increase the number of authorized shares of Common Stock to 99,000,000 shares of Common Stock.


      |_|     FOR            |_|      AGAINST          |_|      ABSTAIN

PROPOSAL III:

3.   The Amendments to the Corporation's 1989 Stock Option Plan.

      |_|     FOR            |_|      AGAINST          |_|      ABSTAIN

PROPOSAL IV:

4. The ratification of Coopers & Lybrand L.L.C. as the Corporation's independent accountants for the 1995 fiscal year.

      |_|     FOR            |_|      AGAINST          |_|      ABSTAIN


5. The authority of the proxies, in their discretion, to vote on such other business as may properly come before the Annual Meeting, or any adjournment(s) thereof.

      |_|     FOR            |_|      ABSTAIN


     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said proxies may do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted regardless of whether the stockholder's name is signed as set forth below or a seal affixed or the description, authority or capacity of the person signing is given or any other defect of signature exists.

                                      DATED: ____________________________, 1995



                                      ___________________________________(SEAL)
                                      (Stockholder's Signature)



                                      ___________________________________(SEAL)
                                      (Stockholder's Signature)

              Please sign this proxy exactly as the name appears in the address above. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. If signer is a corporation, please sign the full corporate name and an authorized officer should sign his name and title and affix the corporate seal.

NOTE: PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT TO THE CORPORATION. Please complete, sign and date this proxy and return it promptly regardless of whether you plan to attend the Annual Meeting.

[YELLOW CARD]


                          GEOTEK COMMUNICATIONS, INC.
   FOR THE HOLDERS OF GEOTEK SERIES K CUMULATIVE CONVERTIBLE PREFERRED STOCK
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
              1995 Annual Meeting of Stockholders - July 31, 1995


     The undersigned stockholder of GEOTEK COMMUNICATIONS, INC. (the "Corporation"), revoking all previous proxies, hereby appoints ANDREW D. SIEGEL and BETTINA STONE, and each of them acting individually, as proxies of the undersigned, and authorizes either or both of them to vote all shares of the Corporation's Series K Cumulative Convertible Preferred Stock held of record by the undersigned as of the close of business on June 21, 1995 at the 1995 Annual Meeting of Stockholders of the Corporation to be held on July 31, 1995, at 2:00 P.M., local time, at the Doubletree Hotel, Broad Street at Locust, Philadelphia, Pennsylvania, and at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), according to the votes the undersigned would be entitled to cast if then personally present.


     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL I, "FOR" THE ITEM LISTED IN PROPOSAL II, "FOR" THE ITEM LISTED IN PROPOSAL III, "FOR" THE ITEM LISTED IN PROPOSAL IV AND "FOR" THE FIFTH MATTER SET FORTH BELOW.

PROPOSAL I:

1.   |_|      FOR all nominees for director named below.

     |_|      WITHHOLD AUTHORITY to vote

     |_| FOR all nominees for director named below, except WITHHOLD AUTHORITY to vote for the nominee(s) whose name(s) is(are) lined through.

              Nominees: WALTER E. AUCH, GEORGE CALHOUN, PERNUNDU CHATTERJEE, WINSTON J. CHURCHILL, YARON EITAN, HAYNES G. GRIFFIN, RICHARD KRANTS, RICHARD T. LIEBHABER, HAIM ROSEN, KEVIN W. SHARER AND WILLIAM SPIER will be considered nominees for election at the Annual Meeting.

PROPOSAL II:


2. The Amendment to the Corporation's Certificate of Incorporation to increase the number of authorized shares of Common Stock to 99,000,000 shares of Common Stock.


      |_|     FOR            |_|      AGAINST          |_|      ABSTAIN

PROPOSAL III:

3.   The Amendments to the Corporation's 1989 Stock Option Plan.

      |_|     FOR            |_|      AGAINST          |_|      ABSTAIN

PROPOSAL IV:

4. The ratification of Coopers & Lybrand L.L.C. as the Corporation's independent accountants for the 1995 fiscal year.

      |_|     FOR            |_|      AGAINST          |_|      ABSTAIN


5. The authority of the proxies, in their discretion, to vote on such other business as may properly come before the Annual Meeting, or any adjournment(s) thereof.

     |_|     FOR             |_|      ABSTAIN


     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said proxies may do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted regardless of whether the stockholder's name is signed as set forth below or a seal affixed or the description, authority or capacity of the person signing is given or any other defect of signature exists.

                                      DATED:_____________________________, 1995



                                      ___________________________________(SEAL)
                                      (Stockholder's Signature)



                                      ___________________________________(SEAL)
                                      (Stockholder's Signature)

              Please sign this proxy exactly as the name appears in the address above. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. If signer is a corporation, please sign the full corporate name and an authorized officer should sign his name and title and affix the corporate seal.

NOTE: PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT TO THE CORPORATION. Please complete, sign and date this proxy and return it promptly regardless of whether you plan to attend the Annual Meeting.

[GREEN CARD]

                          GEOTEK COMMUNICATIONS, INC.
   FOR THE HOLDERS OF GEOTEK SERIES L CUMULATIVE CONVERTIBLE PREFERRED STOCK
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
              1995 Annual Meeting of Stockholders - July 31, 1995


     The undersigned stockholder of GEOTEK COMMUNICATIONS, INC. (the "Corporation"), revoking all previous proxies, hereby appoints ANDREW D. SIEGEL and BETTINA STONE, and each of them acting individually, as proxies of the undersigned, and authorizes either or both of them to vote all shares of the Corporation's Series L Cumulative Convertible Preferred Stock held of record by the undersigned as of the close of business on June 21, 1995 at the 1995 Annual Meeting of Stockholders of the Corporation to be held on July 31, 1995, at 2:00 P.M., local time, at the Doubletree Hotel, Broad Street at Locust, Philadelphia, Pennsylvania, and at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), according to the votes the undersigned would be entitled to cast if then personally present.


     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL I, "FOR" THE ITEM LISTED IN PROPOSAL II, "FOR" THE ITEM LISTED IN PROPOSAL III, "FOR" THE ITEM LISTED IN PROPOSAL IV AND "FOR" THE FIFTH MATTER SET FORTH BELOW.

PROPOSAL I:

1.   |_|      FOR all nominees for director named below.

     |_|      WITHHOLD AUTHORITY to vote

     |_| FOR all nominees for director named below, except WITHHOLD AUTHORITY to vote for the nominee(s) whose name(s) is(are) lined through.

              Nominees: WALTER E. AUCH, GEORGE CALHOUN, PERNUNDU CHATTERJEE, WINSTON J. CHURCHILL, YARON EITAN, HAYNES G. GRIFFIN, RICHARD KRANTS, RICHARD T. LIEBHABER, HAIM ROSEN, KEVIN W. SHARER AND WILLIAM SPIER will be considered nominees for election at the Annual Meeting.

PROPOSAL II:


2. The Amendment to the Corporation's Certificate of Incorporation to increase the number of authorized shares of Common Stock to 99,000,000 shares of Common Stock.


      |_|     FOR            |_|      AGAINST          |_|      ABSTAIN

PROPOSAL III:

3.   The Amendments to the Corporation's 1989 Stock Option Plan.

      |_|     FOR            |_|      AGAINST          |_|      ABSTAIN

PROPOSAL IV:

4. The ratification of Coopers & Lybrand L.L.C. as the Corporation's independent accountants for the 1995 fiscal year.

      |_|     FOR            |_|      AGAINST          |_|      ABSTAIN


5. The authority of the proxies, in their discretion, to vote on such other business as may properly come before the Annual Meeting, or any adjournment(s) thereof.

     |_|     FOR             |_|      ABSTAIN


     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said proxies may do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted regardless of whether the stockholder's name is signed as set forth below or a seal affixed or the description, authority or capacity of the person signing is given or any other defect of signature exists.

                                      DATED:_____________________________, 1995



                                      ___________________________________(SEAL)
                                      (Stockholder's Signature)



                                      ___________________________________(SEAL)
                                      (Stockholder's Signature)

              Please sign this proxy exactly as the name appears in the address above. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. If signer is a corporation, please sign the full corporate name and an authorized officer should sign his name and title and affix the corporate seal.

NOTE: PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT TO THE CORPORATION. Please complete, sign and date this proxy and return it promptly regardless of whether you plan to attend the Annual Meeting.

[ORANGE CARD]

                          GEOTEK COMMUNICATIONS, INC.
   FOR THE HOLDERS OF GEOTEK SERIES M CUMULATIVE CONVERTIBLE PREFERRED STOCK
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
              1995 Annual Meeting of Stockholders - July 31, 1995


     The undersigned stockholder of GEOTEK COMMUNICATIONS, INC. (the "Corporation"), revoking all previous proxies, hereby appoints ANDREW D. SIEGEL and BETTINA STONE, and each of them acting individually, as proxies of the undersigned, and authorizes either or both of them to vote all shares of the Corporation's Series M Cumulative Convertible Preferred Stock held of record by the undersigned as of the close of business on June 21, 1995 at the 1995 Annual Meeting of Stockholders of the Corporation to be held on July 31, 1995, at 2:00 P.M., local time, at the Doubletree Hotel, Broad Street at Locust, Philadelphia, Pennsylvania, and at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), according to the votes the undersigned would be entitled to cast if then personally present.


     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL I, "FOR" THE ITEM LISTED IN PROPOSAL II, "FOR" THE ITEM LISTED IN PROPOSAL III, "FOR" THE ITEM LISTED IN PROPOSAL IV AND "FOR" THE FIFTH MATTER SET FORTH BELOW.

PROPOSAL I:

1.   |_|      FOR all nominees for director named below.

     |_|      WITHHOLD AUTHORITY to vote

     |_| FOR all nominees for director named below, except WITHHOLD AUTHORITY to vote for the nominee(s) whose name(s) is(are) lined through.

              Nominees: WALTER E. AUCH, GEORGE CALHOUN, PERNUNDU CHATTERJEE, WINSTON J. CHURCHILL, YARON EITAN, HAYNES G. GRIFFIN, RICHARD KRANTS, RICHARD T. LIEBHABER, HAIM ROSEN, KEVIN W. SHARER AND WILLIAM SPIER will be considered nominees for election at the Annual Meeting.

PROPOSAL II:


2. The Amendment to the Corporation's Certificate of Incorporation to increase the number of authorized shares of Common Stock to 99,000,000 shares of Common Stock.


      |_|     FOR            |_|      AGAINST          |_|      ABSTAIN

PROPOSAL III:

3.   The Amendments to the Corporation's 1989 Stock Option Plan.

      |_|     FOR            |_|      AGAINST          |_|      ABSTAIN

PROPOSAL IV:

4. The ratification of Coopers & Lybrand L.L.C. as the Corporation's independent accountants for the 1995 fiscal year.

      |_|     FOR            |_|      AGAINST          |_|      ABSTAIN


5. The authority of the proxies, in their discretion, to vote on such other business as may properly come before the Annual Meeting, or any adjournment(s) thereof.

     |_|     FOR             |_|      ABSTAIN


     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said proxies may do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted regardless of whether the stockholder's name is signed as set forth below or a seal affixed or the description, authority or capacity of the person signing is given or any other defect of signature exists.

                                      DATED:_____________________________, 1995



                                      ___________________________________(SEAL)
                                      (Stockholder's Signature)



                                      ___________________________________(SEAL)
                                      (Stockholder's Signature)

              Please sign this proxy exactly as the name appears in the address above. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. If signer is a corporation, please sign the full corporate name and an authorized officer should sign his name and title and affix the corporate seal.

NOTE: PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT TO THE CORPORATION. Please complete, sign and date this proxy and return it promptly regardless of whether you plan to attend the Annual Meeting.